UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23149

Thrivent Core Funds

(Exact name of registrant as specified in charter)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of principal executive offices) (Zip code)

John D. Jackson,

Assistant Secretary

Thrivent Core Funds

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-7190

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Item 1.	Report to Stockholders

ANNUAL REPORT

OCTOBER 31, 2019

THRIVENT CORE FUNDS

THRIVENT CORE EMERGING MARKETS DEBT FUND

James B. Carlen, CFA, Portfolio Manager*

The Fund seeks to maximize total return while providing high current income and capital appreciation. The Fund’s investment objective may be changed without shareholder approval.

Investment in Thrivent Core Emerging Markets Debt involves risks including credit, derivatives, emerging markets, ETF, foreign securities, high yield, interest rate, investment adviser, issuer, liquidity, market, non-diversified, quantitative investing, and sovereign debt risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

*Effective July 30, 2019 James B. Carlen, CFA replaced Kent L. White, CFA, and Cortney L. Swenson, CFA as portfolio manager of the Fund.

How did the Fund perform during the 12-month period ended October 31, 2019?

Thrivent Core Emerging Markets Debt Fund earned a return of 13.84%, compared with the return of its market benchmark, the Bloomberg Barclays EM USD Aggregate Index, of 12.73%.

What factors affected the Fund’s performance?

Despite some important global headwinds, emerging market (EM) debt as a sector and the Fund specifically generated strong absolute and relative returns for the reporting period. Continuing a recent pattern, the global backdrop was a significant source of uncertainty for EM debt. Unease regarding the continued durability of global growth and U.S. economic strength was exacerbated by volatile U.S. trade policy and increasing tariffs, which added another headwind to manufacturing and trade flows. U.S. growth slowed from its short-term fiscal boost last year to average approximately 2% over the reporting period versus 3% growth in the prior year. Trade tensions continued to escalate with the U.S. enacting more tariffs on Chinese goods, which led to retaliatory action by China. The trade rhetoric between the two countries was particularly problematic for EM economies because their growth is so highly dependent on global trade. The decision by the Federal Reserve (Fed) to pivot from rate increases in 2018 to enacting a series of rate cuts later in the reporting period was a partial offset to the growth weakness. The Fed cuts also helped generate a rally in U.S. Treasury rates that was an important tailwind for the returns of EM debt and other risk assets during the period. The U.S. dollar was basically flat and, unlike the previous period, was not a big factor in performance.

Important country-specific developments during the period included results from Argentina’s primary election, called PASO, in August. The results suggested that Mauricio Macri’s administration would not win reelection, which was confirmed in late October with his landslide defeat. The election also jeopardized Argentina’s loan deal with the International Monetary Fund (IMF) because the country’s policies shifted toward populism. In response to the PASO results, Argentine debt suffered significant losses as creditors anticipated a restructuring. Turkey was also hit by volatility around President Erdogan’s efforts to change the country’s international alliances toward Russia and punish Syrian and Turkish Kurds, both of which led to a growing risk of U.S.-led sanctions. On a positive note, pension reform finally passed in Brazil. The country’s efforts to implement structural reform, improve fiscal performance and attract foreign investment continued in a generally positive direction.

The return profile of the Fund and the EM debt market was quite lopsided during the period. After a volatile first two months, the segment generated consistent returns from January through June with virtually all of the strong results for the 12-month period occurring in that time frame. The last four months of the period generated only marginal returns. As mentioned, falling U.S. Treasury rates played an outsized role in returns and exposure to Brazil’s improving story was also a significant positive factor, while any exposure to Argentina during the spread blowup in August was a big detractor. Oil displayed a somewhat similar return pattern during the period, with Brent crude showing strong returns in the first half of the calendar year, before giving about half of that rally back later in the period. Therefore, exposure to EM oil exporters reflected some of this dynamic.

The largest contributors to the Fund’s outperformance versus its benchmark included overweighted positions to Petrobras (Brazil) and Petroleos Mexicanos (Mexico), as well as Bahrain and the Dominican Republic, and an underweighting to South Africa. Detractors included a modest overweighting in Argentina and underweighted positions in low-risk, high-duration countries that directly benefited from lower U.S. Treasury yields, including the Philippines, Brazil, Poland, Mexico and Uruguay.

What is your outlook?

EM valuations looked somewhat stretched at the end of the period, but less so than many other sectors. EM fundamentals were mixed, with some important issuers improving (Brazil, Colombia and Bahrain), many showing good stability (Russia and the Dominican Republic), a few facing important inflection points and some deteriorating (Argentina and South Africa). Sector spreads have also evolved with the change in the sector’s composition as more Gulf countries are issuing debt and being added. This has improved the average rating quality of the sector, even as spreads have tightened. U.S. interest rates are less likely to be a major tailwind like they were during this period. Nonetheless, we see some improving country stories in the sector, monetary policy looks set to remain neutral to easy, and external factors (U.S. trade, global growth and commodity prices) could play a constructive role for all risk assets in the near future. Overall, our outlook remains neutral toward EM debt. However, regardless of the broader market backdrop, we will continue to focus our efforts on finding the most attractive credits and securities within EM countries.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Bond Quality Ratings Distributions

Major Market Sectors (% of Net Assets)
Foreign Government	92.2%
Energy	2.7%
Communications Services	0.9%
Basic Materials	0.7%
Utilities	0.2%
Financials	0.1%

Top 10 Countries (% of Net Assets)
Indonesia	7.6%
Turkey	7.6%
Qatar	6.8%
Saudi Arabia	6.8%
Mexico	6.6%
Russian Federation	6.0%
Colombia	5.7%
Oman	4.4%
Brazil	3.9%
Dominican Republic	3.7%
Investments in securities in these countries represent 59.1% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Countries are subject to change.

The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned.

Average Annual Total Returns [1] As of October 31, 2019
1-Year	From Inception 9/5/2017
13.84%	3.58%

Value of a $10,000 Investment1

1

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

*	The Bloomberg Barclays EM USD Aggregate Index is a hard currency Emerging Markets debt benchmark that includes USD denominated debt from sovereign, quasi-sovereign, and corporate EM issuers.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT CORE INTERNATIONAL EQUITY FUND

Noah J. Monsen, CFA and Brian W. Bomgren, CQF, Portfolio Co-Managers

The Fund seeks long-term capital appreciation. The Fund’s investment objective may be changed without shareholder approval.

Investment in Thrivent Core International Equity involves risks including equity security, foreign currency, foreign securities, investment adviser, issuer, large cap, market, mid cap, quantitative investing, and small cap risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Fund perform during the 12-month period ended October 31, 2019?

Thrivent Core International Equity Fund earned a return of 7.99%, compared with the return of its market benchmark, the MSCI World Ex-USA Index (net), of 11.08%.

What factors affected the Fund’s performance?

As the period began, U.S. economic growth was showing signs of slowing, while growth outside the U.S. was already decidedly sluggish. The Federal Reserve (Fed) followed through with its fourth rate hike in December 2018, but lowered growth and inflation expectations for 2019. Volatility spiked as equities sold off sharply at year-end in response to weaker growth, trade war concerns and uncertainty surrounding the future direction of Fed policy. Various data points also showed signs of weakness including manufacturing, housing and business spending. As a result, the Fed began to signal a reversal in monetary policy in early 2019 causing equities to rebound. Fed policymakers eventually began to cut rates with decreases in late July, mid-September and the end of October. Rates fell across the Treasury yield curve, and the curve actually inverted later in the period. Other central banks across the globe made a synchronized pivot to rate cuts or alluded to additional easing measures, including the European Central Bank, China and India. In response to escalating trade tensions and these broad-based monetary policy easing measures, global yields fell with an unprecedented amount of overseas bonds trading with negative yields. The inverted U.S. yield curve—combined with concerns about global growth, the ongoing trade war with China and the increasing odds of a disorderly Brexit—sparked recession fears and negatively impacted business confidence, keeping equity markets volatile through the remainder of the period.

Defensive themes played out in equity markets around the world due in large part to the economic uncertainty, particularly in Europe. Concerns about Brexit heightened the anxiety surrounding the already slow growth across Europe, likely placing a premium on stocks with stable growth and profitability, which outperformed value-oriented stocks for most of the period. The extremely low—and in many cases negative—yields on bonds made dividend-paying stocks a more attractive option for investors focused on income, providing a tailwind for “bond-proxy” sectors like Real Estate and Utilities to significantly outperform the overall market. At the opposite end of the spectrum, Energy was the only sector to fall into negative territory due to concerns about the global slowdown and a supply glut. In other broad themes, large-capitalization stocks significantly outpaced small-cap stocks over the period.

Our team uses a quantitative approach to select securities that focuses on emphasizing certain factors in the markets that we believe will outperform. During the period, factor performance was somewhat challenging. Our tilt toward smaller-cap stocks detracted significantly because large-cap stocks outperformed by quite a wide margin. Country allocations also hindered results slightly, including an underweighting to Italy and overweighting to Japan. Conversely, results benefited materially from our emphasis on low-volatility stocks, which outperformed high volatility particularly during the market sell offs in December 2018, May 2019 and August 2019. Returns due to industry and sector allocations matched the benchmark, with gains from our underweighting in banks offset by losses due to our underweightings in Utilities and gold mining stocks. Although currency exposure was small, an underweighting to the euro proved beneficial.

What is your outlook?

We anticipate the Fed will stay on hold in the near term, although policymakers will remain sensitive to the pace of U.S. economic growth and inflation levels. That said, we believe growth will remain slow in the 1.5%-2% range and inflation low. While concerns surrounding trade issues with China appear to have subsided somewhat, corporate earnings and business spending have slowed and manufacturing has contracted. We still see the potential for more uncertainty surrounding global growth, trade, upcoming elections, monetary policy and Brexit that could lead to another spike in volatility. While low volatility outperformed and value stocks continued to underperform as they have for several years, we saw a sharp reversal in these trends toward the end of the period. It is too soon to know if this represents a reversal, particularly for value stocks after a long period of underperformance.

Going forward, factor exposures will continue to drive the investment process for this Fund. Among our international equity holdings, we are focused on finding profitable companies with attractive valuations, positive price momentum, low volatility and high earnings quality. The Fund’s industry and country weightings will continue to be driven by the companies we own based on the factors we are emphasizing.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition (% of Portfolio)
Common Stock	100.0%

Total	100.0%

Major Market Sectors (% of Net Assets)
Financials	22.5%
Industrials	18.4%
Health Care	10.7%
Consumer Staples	10.2%
Consumer Discretionary	9.4%
Real Estate	7.8%
Information Technology	7.1%
Materials	4.9%
Communications Services	3.2%
Energy	3.2%

Top 10 Countries (% of Net Assets)
Japan	23.3%
United Kingdom	16.5%
Canada	13.4%
Switzerland	10.0%
France	6.2%
Netherlands	5.6%
Sweden	4.5%
Denmark	3.5%
Germany	3.3%
Spain	3.0%

Investments in securities in these countries represent 89.3% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors, and Top 10 Countries are subject to change.

The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned. The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns [1] As of October 31, 2019
1-Year	From Inception 11/14/2017
7.99%	0.18%

Value of a $10,000 Investment1,^

1

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

^

Effective September 11, 2018, the Fund’s benchmark changed from the MSCI EAFE + Canada Index to the MSCI World Ex-USA Index (Net). The Adviser made this benchmark change because the new index is more readily available and the has identical returns to the old index going back at least ten years. Thus, the MSCI World Ex-USA Index (Net) will be shown in shareholder reports for periods ended October 31, 2018 and beyond.

*	The MSCI World Ex-USA Index (Net) is an index which captures large and mid cap representation across 22 of 23 Developed Markets countries, excluding the United States
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT CORE LOW VOLATILITY EQUITY FUND

Noah J. Monsen, CFA and Brian W. Bomgren, CQF, Portfolio Co-Managers

The Fund seeks to provide long-term capital appreciation with lower volatility relative to the domestic equity market. The Fund’s investment objective may be changed without shareholder approval.

Investment in Thrivent Core Low Volatility Equity involves risks including equity security, investment adviser, issuer, large cap, market, mid cap, quantitative investing, and small cap risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Fund perform during the 12-month period ended October 31, 2019?

Thrivent Core Low Volatility Equity Fund earned a return of 19.42%, compared with the return of its market benchmark, the MSCI USA Minimum Volatility Index (USD), of 18.61%.

What factors affected the Fund’s performance?

As the period began, U.S. economic growth was showing signs of slowing, while growth outside the U.S. was already decidedly sluggish. The Federal Reserve (Fed) followed through with its fourth rate hike in December 2018, but lowered growth and inflation expectations for 2019. Volatility spiked as equities and other risk assets sold off sharply at year-end in response to weaker growth, trade war concerns and uncertainty surrounding the future direction of Fed policy. Various data points also showed signs of weakness, including manufacturing, housing and business spending. As a result, the Fed began to signal a reversal in monetary policy in early 2019 causing equities and other risk assets to rebound. Fed policymakers eventually began to cut rates with decreases in late July, mid-September and the end of October. Rates fell across the Treasury yield curve, and the curve actually inverted later in the period. Other central banks across the globe made a synchronized pivot to rate cuts or alluded to additional easing measures, including the European Central Bank, China and India. In response to escalating trade tensions and these broad-based monetary policy easing measures, global yields fell with an unprecedented amount of overseas bonds trading with negative yields. The inverted U.S. yield curve—combined with concerns about global growth, the ongoing trade war with China and the increasing odds of a disorderly Brexit—sparked recession fears and negatively impacted business confidence, keeping equity markets volatile throughout the remainder of the period.

Defensive themes played out in equity markets around the world due in large part to the economic uncertainty, particularly in Europe. Concerns about Brexit heightened the anxiety surrounding the already slow growth across Europe, likely placing a premium on stocks with stable growth and profitability, which outperformed value-oriented stocks. The extremely low—and in many cases negative—yields on bonds made dividend-paying stocks a more attractive option for investors focused on income, providing a tailwind for “bond-proxy” sectors like Real Estate and Utilities to significantly outperform the overall market. At the opposite end of the spectrum, Energy was the only sector to fall into negative territory due to concerns about the global slowdown and a supply glut. In other broad themes, large-capitalization stocks significantly outpaced small-cap stocks over the period.

In light of the backdrop noted above, this fiscal year was an ideal period to highlight the strength of the Fund’s low-volatility investment strategy. The Fund outperformed high-volatility stocks as well as the broad market over the period, particularly during the market sell offs in December 2018, May 2019 and August 2019. During periods of lower volatility, the Fund performed in line with the broad market. We continued to use a quantitative approach to select securities that focuses on emphasizing certain factors in the market that we believe will outperform. Versus its benchmark, the Fund’s relative return benefited from our emphasis on the liquidity, earnings quality and size factors, while value factors lagged. Security selection was also a positive contributor in the Health Care and Consumer Discretionary sectors, while stock selection detracted in Information Technology. Overall industry allocations contributed to the Fund’s results versus the benchmark.

What is your outlook?

We anticipate the Fed will stay on hold in the near term, although policymakers will remain sensitive to the pace of U.S. economic growth and inflation levels. That said, we believe growth will remain slow in the 1.5%—2% range and inflation low. While concerns surrounding trade issues with China appear to have subsided somewhat, corporate earnings and business spending have slowed and manufacturing has contracted. We still see the potential for more uncertainty surrounding global growth, trade, upcoming elections, monetary policy and Brexit that could lead to another spike in volatility, which would favor a low-volatility strategy relative to the market. We believe rates will likely stay fairly range-bound in the coming year, which would also be beneficial for this strategy. A significant jump in rates poses a risk because many low-volatility stocks are also high dividend payers whose valuations are often hurt by rising interest rates. While low volatility outperformed and value stocks continued to underperform as they have for several years, we saw a sharp reversal in these trends toward the end of the period. It is too soon to know if this represents a reversal, particularly for value stocks after a long period of underperformance. We will continue to focus on finding profitable companies with low volatility, attractive valuations, positive price momentum and high-quality earnings. Industry weightings will continue to be driven by the companies we own based on the factors we are emphasizing.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition (% of Portfolio)
Common Stock	99.9%
Short-Term Investments	0.1%

Total	100.0%

Major Market Sectors (% of Net Assets)
Consumer Staples	17.2%
Information Technology	15.6%
Health Care	14.9%
Industrials	11.4%
Financials	11.2%
Utilities	9.6%
Real Estate	9.0%
Consumer Discretionary	7.1%
Communications Services	2.4%
Materials	1.4%

Top 10 Holdings (% of Net Assets)
NextEra Energy, Inc.	2.3%
Home Depot, Inc.	2.2%
PepsiCo, Inc.	2.2%
Microsoft Corporation	2.1%
American Tower Corporation	2.1%
Coca-Cola Company	2.0%
Mondelez International, Inc.	2.0%
Johnson & Johnson	2.0%
Marsh & McLennan Companies, Inc.	2.0%
Procter & Gamble Company	2.0%

These securities represent 20.9% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns [1] As of October 31, 2019
1-Year	From Inception 2/28/2018
19.42%	14.76%

Value of a $10,000 Investment1

1

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

*	The MSCI USA Minimum Volatility Index (USD) is an index which aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid cap USA equity universe.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT CORE SHORT-TERM RESERVE FUND

William D. Stouten, Portfolio Manager

The Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Investment in Thrivent Core Short-Term Reserve Fund involves credit, government securities, interest rate, investment adviser, mortgage-backed and other asset-backed securities, portfolio turnover rate, prepayment, redemption and lending, and redemption and share ownership risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

Thrivent Core Short-Term Reserve Fund (the “Fund”) seeks a high level of current income consistent with liquidity and the preservation of capital. To help meet this objective, the Fund is invested in investment-grade fixed-income securities; however, its overall weighted average maturity is limited to 180 days or less to help us manage the fluctuation in the Fund’s underlying share price. The Fund’s investments consist of U.S. dollar-denominated debt securities such as: obligations of federal, state and local governments, their agencies and instrumentalities; mortgage-backed and asset-backed securities; corporate debt securities; time deposits; repurchase agreements; and other securities that have debt-like characteristics. The Fund may also invest in other investment companies that have exposure to fixed-income securities. The Fund primarily serves as a cash sweep vehicle for Thrivent Mutual Funds and Thrivent Series Fund.

For the 12-month period ended October 31, 2019, the Fund earned a return of 2.59%. The Fund benefited from its high exposure to Tier II commercial paper and lower exposure to government securities. Also, the Fund was aided by its larger percentage of floating-rate securities, which adjust periodically to changing interest rates. The Fund’s 30-day yield as of October 31, 2019, was 2.17%, which was significantly higher than the 1.75% yield of 60-day commercial paper on that date (source: Bloomberg, U.S. Commercial Paper Placed Top 60-Day Discount).

At the end of the reporting period, more than 60% of the Fund’s portfolio was invested in commercial paper, approximately 6% in certificates of deposit (CDs), more than 19% in corporate bonds, approximately 5% in asset-backed securities, almost 7% in U.S. government obligations and approximately 1% in municipal securities. The Fund’s total net assets were approximately $6.2 billion, its weighted average life (WAL) was 146 days and its weighted average maturity (WAM) was 68 days as of October 31, 2019. We extended the Fund’s WAM near the end of the period in anticipation of a cut in the federal funds rate. However, we typically target a shorter average WAM (less than 65 days) because it reduces the price sensitivity of the Fund’s portfolio to changes in interest rates and aids with liquidity. Because of the significant increase in the amount of net assets and collateral held in the Fund during the period, we managed the Fund even more conservatively to help maintain liquidity and dampen the volatility in the net asset value (NAV). Our primary focus in managing the Fund continues to center on maximizing current income while preserving liquidity and minimizing NAV volatility.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition (% of Portfolio)
Short-Term Investments	100.0%

Total	100.0%

Major Market Sectors (% of Net Assets)
Financials	43.5%
Asset-Backed Securities	8.8%
U.S. Government & Agencies	8.7%
Consumer Cyclical	8.7%
Foreign	5.8%
Consumer Non-Cyclical	5.8%
Capital Goods	4.3%
Energy	3.9%
Utilities	3.7%
Technology	2.2%

Top 10 Holdings (% of Net Assets)
Intel Corporation	0.8%
Merck & Company, Inc.	0.7%
Enterprise Fleet Financing, LLC	0.7%
Boeing Company	0.7%
Federal Home Loan Bank	0.7%
Carmax Auto Owner Trust	0.6%
Nederlandse Waterschapsbank NV	0.6%
Citibank NA	0.6%
Toyota Motor Credit Corporation	0.6%
Commonwealth Bank of Australia	0.6%

These securities represent 6.6% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

Average Annual Total Returns [1] As of October 31, 2019
1-Year	From Inception 5/2/2016
2.59%	1.72%

Value of a $10,000 Investment1

1

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

*

The Bloomberg Barclays Short-term Government/Corporate Index – 3-6 months is an index which measures the performance of USD denominated, fixed rate, investment grade bonds that are in the government or corporate sector and have a remaining maturity of 3-6 months.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

SHAREHOLDER EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Fund, you incur ongoing costs, including administrative fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019 through October 31, 2019.

Actual Expenses

In the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In the table below, the second line provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical example that appears in the shareholder reports of the other funds.

	Beginning Account Value 5/1/2019	Ending Account Value 10/31/2019	Expenses Paid During Period 5/1/2019 -10/31/2019*	Annualized Expense Ratio
Thrivent Core Emerging Markets Debt Fund
Actual	$1,000	$1,063	$0.23	0.04%
Hypothetical**	$1,000	$1,025	$0.22	0.04%
Thrivent Core International Equity Fund
Actual	$1,000	$1,011	$0.28	0.05%
Hypothetical**	$1,000	$1,025	$0.28	0.05%
Thrivent Core Low Volatility Equity Fund
Actual	$1,000	$1,058	$0.19	0.04%
Hypothetical**	$1,000	$1,025	$0.18	0.04%
Thrivent Core Short-Term Reserve Fund
Actual	$1,000	$1,012	$0.03	0.01%
Hypothetical**	$1,000	$1,025	$0.03	0.01%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Thrivent Core Funds and Shareholders of Thrivent Core Emerging Markets Debt Fund, Thrivent Core International Equity Fund, Thrivent Core Low Volatility Equity Fund and Thrivent Core Short-Term Reserve Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of each of the funds listed in the table below (constituting Thrivent Core Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Thrivent Core Emerging Markets Debt Fund (1)	Thrivent Core Low Volatility Equity Fund (3)
Thrivent Core International Equity Fund (2)	Thrivent Core Short-Term Reserve Fund (1)
(1) Statement of changes in net assets for each of the two years in the period ended October 31, 2019
(2) Statement of changes in net assets for the year ended October 31, 2019 and for the period November 14, 2017 (commencement of operations) through October 31, 2018
(3) Statement of changes in net assets for the year ended October 31, 2019 and for the period February 28, 2018 (commencement of operations) through October 31, 2018

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with

PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402 T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

December 19, 2019

We have served as the auditor of one or more investment companies in Thrivent Financial for Lutherans investment company complex since 1987.

PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402 T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

EMERGING MARKETS DEBT FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (96.8%)	Value
Argentina (0.9%)
	Argentina Government International Bond
$1,365,000	5.625%, 1/26/2022	$578,774
2,000,000	4.625%, 1/11/2023	802,000
2,702,000	7.500%, 4/22/2026	1,141,622
3,767,293	8.280%, 12/31/2033	1,921,357
7,963,066	3.750%, 12/31/2038[a]	3,185,306

	Total	7,629,059

Bahrain (3.2%)
	Bahrain Government International Bond
5,000,000	5.875%, 1/26/2021[b]	5,141,600
4,000,000	6.125%, 8/1/2023[b]	4,356,016
1,000,000	7.000%, 1/26/2026	1,143,362
2,000,000	7.000%, 10/12/2028[b]	2,305,800
2,500,000	6.750%, 9/20/2029[b]	2,850,000
3,000,000	7.500%, 9/20/2047[b]	3,510,000
1,000,000	7.500%, 9/20/2047	1,170,000
	CBB International Sukuk Programme SPC
6,000,000	5.625%, 9/30/2031[b]	6,295,416

	Total	26,772,194

Belarus (0.8%)
	Belarus Government International Bond
2,600,000	6.875%, 2/28/2023	2,793,700
4,000,000	7.625%, 6/29/2027	4,585,472

	Total	7,379,172

Brazil (3.9%)
	Brazil Government International Bond
4,800,000	2.625%, 1/5/2023	4,807,248
1,711,000	6.000%, 4/7/2026	1,984,760
3,000,000	4.625%, 1/13/2028[c]	3,211,530
5,000,000	4.500%, 5/30/2029	5,267,550
2,000,000	8.250%, 1/20/2034	2,765,020
5,005,000	7.125%, 1/20/2037	6,425,219
5,500,000	5.000%, 1/27/2045	5,717,305
2,000,000	5.625%, 2/21/2047	2,249,020

	Total	32,427,652

Canada (0.3%)
	Canacol Energy, Ltd.
2,500,000	7.250%, 5/3/2025	2,618,775

	Total	2,618,775

Cayman Islands (1.9%)
	KSA Sukuk, Ltd.
7,000,000	2.894%, 4/20/2022[b]	7,105,000
	Petrobras International Finance Company
6,000,000	6.750%, 1/27/2041	6,945,000
	RAK Capital
2,000,000	3.094%, 3/31/2025	2,013,520
	Rutas 2 and 7 Finance, Ltd.
1,000,000	Zero Coupon, 9/30/2036[b]	650,000

	Total	16,713,520

Principal Amount	Long-Term Fixed Income (96.8%)	Value
Colombia (5.7%)
	Colombia Government International Bond
$3,870,000	4.375%, 7/12/2021	$3,999,645
5,000,000	2.625%, 3/15/2023	5,018,800
13,375,000	3.875%, 4/25/2027	14,251,196
4,700,000	4.500%, 3/15/2029	5,247,597
4,000,000	7.375%, 9/18/2037	5,670,040
3,000,000	6.125%, 1/18/2041	3,885,000
7,705,000	5.625%, 2/26/2044	9,565,835

	Total	47,638,113

Croatia (1.5%)
	Croatia Government International Bond
2,000,000	6.625%, 7/14/2020[b]	2,059,080
4,500,000	6.375%, 3/24/2021[b]	4,750,128
2,000,000	5.500%, 4/4/2023[b]	2,209,808
3,021,000	6.000%, 1/26/2024[b,c]	3,472,096

	Total	12,491,112

Dominican Republic (3.7%)
	Dominican Republic Government International Bond
1,333,333	7.500%, 5/6/2021[b]	1,390,013
1,500,000	6.600%, 1/28/2024[b]	1,657,515
3,500,000	5.500%, 1/27/2025[b]	3,731,910
3,000,000	6.875%, 1/29/2026[b]	3,427,530
2,000,000	5.950%, 1/25/2027[b]	2,195,020
6,100,000	6.000%, 7/19/2028[b]	6,748,186
5,000,000	7.450%, 4/30/2044[b]	5,987,550
1,000,000	6.500%, 2/15/2048[b]	1,090,010
5,000,000	6.400%, 6/5/2049[b]	5,412,550

	Total	31,640,284

Egypt (3.3%)
	Egypt Government International Bond
4,000,000	6.125%, 1/31/2022	4,133,600
4,000,000	5.875%, 6/11/2025	4,141,792
3,000,000	7.500%, 1/31/2027	3,251,370
7,000,000	7.600%, 3/1/2029	7,398,636
5,000,000	8.500%, 1/31/2047	5,256,250
3,000,000	7.903%, 2/21/2048	3,002,010

	Total	27,183,658

El Salvador (1.3%)
	El Salvador Government International Bond
5,000,000	7.125%, 1/20/2050[b]	5,072,500
2,000,000	6.375%, 1/18/2027	2,095,020
1,800,000	8.625%, 2/28/2029	2,133,018
2,000,000	7.650%, 6/15/2035	2,175,020

	Total	11,475,558

Hungary (0.6%)
	Hungary Government International Bond
2,500,000	6.375%, 3/29/2021	2,647,500
2,450,000	5.750%, 11/22/2023	2,768,010

	Total	5,415,510

The accompanying Notes to Financial Statements are an integral part of this schedule.

13

EMERGING MARKETS DEBT FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (96.8%)	Value
Indonesia (7.6%)
	Indonesia Government International Bond
$4,650,000	3.750%, 4/25/2022[b]	$4,782,451
4,000,000	3.375%, 4/15/2023[b]	4,095,810
6,197,000	5.875%, 1/15/2024[b]	6,980,572
3,575,000	4.125%, 1/15/2025[b]	3,805,058
6,100,000	4.750%, 1/8/2026[b]	6,723,528
5,000,000	8.500%, 10/12/2035[b]	7,812,907
2,000,000	6.625%, 2/17/2037[b]	2,685,482
2,000,000	7.750%, 1/17/2038[b]	2,980,172
3,226,000	6.750%, 1/15/2044[b]	4,605,334
3,700,000	5.125%, 1/15/2045[b]	4,394,407
4,000,000	5.950%, 1/8/2046[b]	5,290,845
1,200,000	5.250%, 1/8/2047[b]	1,464,367
1,500,000	4.350%, 1/11/2048	1,637,739
	Perusahaan Penerbit SBSN Indonesia III
3,000,000	3.400%, 3/29/2021[b]	3,041,250
1,000,000	3.750%, 3/1/2023[b]	1,037,500
2,500,000	4.350%, 9/10/2024[b]	2,680,000
1,500,000	4.150%, 3/29/2027[b]	1,605,000

	Total	65,622,422

Ivory Coast (1.4%)
	Ivory Coast Government International Bond
4,000,000	6.375%, 3/3/2028	4,131,280
7,500,000	6.125%, 6/15/2033	7,351,500

	Total	11,482,780

Kuwait (1.1%)
	Kuwait Government International Bond
5,500,000	2.750%, 3/20/2022[b]	5,576,956
3,000,000	3.500%, 3/20/2027[b]	3,227,280

	Total	8,804,236

Mexico (6.6%)
	Mexico Government International Bond
7,160,000	4.500%, 1/31/2050	7,611,796
5,590,000	5.750%, 10/12/2110	6,491,443
2,000,000	4.125%, 1/21/2026	2,145,020
5,781,000	4.150%, 3/28/2027	6,194,399
5,085,000	3.750%, 1/11/2028	5,303,706
6,000,000	5.550%, 1/21/2045	7,290,060
5,250,000	4.600%, 1/23/2046	5,597,865
2,000,000	4.600%, 2/10/2048	2,160,020
	Petroleos Mexicanos
12,500,000	6.840%, 1/23/2030[b]	13,348,750

	Total	56,143,059

Netherlands (1.8%)
	Braskem Netherlands Finance BV
6,000,000	5.875%, 1/31/2050[b]	5,967,000
	IHS Netherlands Holdco BV
3,000,000	8.000%, 9/18/2027[b]	3,135,600
	Petrobras Global Finance BV
6,560,000	5.093%, 1/15/2030[b]	6,956,880

	Total	16,059,480

Principal Amount	Long-Term Fixed Income (96.8%)	Value
Nigeria (1.6%)
	Nigeria Government International Bond
$2,000,000	6.375%, 7/12/2023	$2,102,148
1,500,000	7.625%, 11/21/2025	1,633,065
4,500,000	7.143%, 2/23/2030	4,512,438
3,000,000	7.696%, 2/23/2038	2,999,760
3,000,000	7.625%, 11/28/2047	2,925,900

	Total	14,173,311

Oman (4.4%)
	Oman Government International Bond
3,000,000	3.625%, 6/15/2021[b]	3,002,010
3,000,000	4.125%, 1/17/2023[b]	3,009,540
2,000,000	5.932%, 10/31/2025[b]	2,145,000
5,000,000	4.750%, 6/15/2026[b]	4,856,250
2,000,000	5.375%, 3/8/2027[b]	1,980,000
6,000,000	5.625%, 1/17/2028[b]	5,932,500
10,000,000	6.000%, 8/1/2029[b]	9,987,500
6,000,000	6.750%, 1/17/2048[b]	5,625,000

	Total	36,537,800

Panama (1.9%)
	Panama Government International Bond
2,000,000	4.500%, 4/16/2050	2,347,520
1,000,000	9.375%, 1/16/2023	1,222,510
3,000,000	3.750%, 3/16/2025	3,168,780
2,000,000	3.875%, 3/17/2028	2,175,020
5,079,000	6.700%, 1/26/2036	7,148,743

	Total	16,062,573

Paraguay (0.8%)
	Paraguay Government International Bond
5,800,000	5.400%, 3/30/2050	6,568,558

	Total	6,568,558

Peru (1.7%)
	Peru Government International Bond
3,650,000	5.625%, 11/18/2050	5,347,286
1,000,000	7.350%, 7/21/2025	1,269,500
5,000,000	8.750%, 11/21/2033	8,243,800

	Total	14,860,586

Philippines (2.8%)
	Philippines Government International Bond
3,000,000	4.200%, 1/21/2024	3,241,307
3,000,000	3.750%, 1/14/2029	3,318,758
5,025,000	7.750%, 1/14/2031	7,435,895
2,625,000	6.375%, 10/23/2034	3,700,502
1,000,000	5.000%, 1/13/2037	1,275,691
3,720,000	3.950%, 1/20/2040	4,272,055
800,000	3.700%, 3/1/2041[c]	893,555

	Total	24,137,763

The accompanying Notes to Financial Statements are an integral part of this schedule.

14

EMERGING MARKETS DEBT FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (96.8%)	Value
Poland (0.5%)
	Poland Government International Bond
$4,000,000	5.000%, 3/23/2022	$4,282,640

	Total	4,282,640

Qatar (6.8%)
	Qatar Government International Bond
6,000,000	4.500%, 1/20/2022[b]	6,300,000
3,000,000	3.875%, 4/23/2023[b]	3,164,352
6,000,000	3.375%, 3/14/2024[b]	6,270,000
3,000,000	3.250%, 6/2/2026[b]	3,146,040
8,500,000	4.500%, 4/23/2028[b]	9,711,930
1,000,000	4.000%, 3/14/2029[b]	1,108,758
2,000,000	9.750%, 6/15/2030[b]	3,289,800
2,000,000	5.750%, 1/20/2042[b]	2,755,740
9,750,000	5.103%, 4/23/2048[b]	12,427,350
8,000,000	4.817%, 3/14/2049[b]	9,838,560

	Total	58,012,530

Russian Federation (6.0%)
	Russia Government International Bond
2,000,000	4.500%, 4/4/2022[b]	2,104,012
7,600,000	4.750%, 5/27/2026	8,356,930
4,000,000	4.250%, 6/23/2027[b]	4,286,048
2,000,000	12.750%, 6/24/2028[b]	3,406,684
4,400,000	4.375%, 3/21/2029	4,758,582
6,000,000	4.375%, 3/21/2029[b]	6,488,976
1,005,000	7.500%, 3/31/2030[b]	1,148,815
2,600,000	5.100%, 3/28/2035[b]	2,989,641
6,600,000	5.625%, 4/4/2042[b]	8,151,462
8,000,000	5.250%, 6/23/2047[b]	9,554,400

	Total	51,245,550

Saudi Arabia (6.8%)
	Saudi Arabia Government International Bond
3,000,000	5.250%, 1/16/2050[b]	3,694,494
2,500,000	2.375%, 10/26/2021[b]	2,504,375
3,000,000	2.875%, 3/4/2023[b]	3,062,040
6,000,000	4.000%, 4/17/2025[b]	6,444,180
6,000,000	3.250%, 10/26/2026[b]	6,202,500
6,000,000	3.625%, 3/4/2028[b]	6,312,984
5,000,000	4.375%, 4/16/2029[b]	5,581,460
5,000,000	4.500%, 4/17/2030[b]	5,658,900
5,250,000	4.500%, 10/26/2046[b]	5,774,685
4,000,000	4.625%, 10/4/2047[b]	4,476,680
6,700,000	5.000%, 4/17/2049[b]	7,940,773

	Total	57,653,071

Senegal (0.5%)
	Senegal Government International Bond
4,000,000	6.250%, 5/23/2033	4,083,088

	Total	4,083,088

South Africa (2.1%)
	Eskom Holdings SOC, Ltd.
1,500,000	6.350%, 8/10/2028[b]	1,586,637
	South Africa Government International Bond
4,125,000	5.875%, 5/30/2022	4,437,593

Principal Amount	Long-Term Fixed Income (96.8%)	Value
South Africa (2.1%) - continued
$2,000,000	4.665%, 1/17/2024	$2,085,720
1,600,000	4.875%, 4/14/2026	1,649,405
1,500,000	4.850%, 9/27/2027	1,524,444
500,000	5.875%, 6/22/2030	531,525
500,000	6.250%, 3/8/2041	537,500
5,200,000	5.650%, 9/27/2047	5,096,000

	Total	17,448,824

Sri Lanka (2.1%)
	Sri Lanka Government International Bond
1,500,000	6.250%, 10/4/2020[b]	1,522,500
1,500,000	5.750%, 1/18/2022[b]	1,515,115
1,500,000	5.875%, 7/25/2022[b]	1,513,463
1,000,000	5.750%, 4/18/2023[b]	1,001,962
2,000,000	6.850%, 3/14/2024[b]	2,059,924
2,000,000	6.350%, 6/28/2024[b]	2,026,927
1,500,000	6.200%, 5/11/2027[b]	1,441,308
2,500,000	6.750%, 4/18/2028	2,443,274
1,000,000	6.750%, 4/18/2028[b]	977,309
2,000,000	7.850%, 3/14/2029[b]	2,069,744
2,000,000	7.550%, 3/28/2030[b]	2,022,743

	Total	18,594,269

Supranational (0.8%)
	African Export-Import Bank
3,000,000	3.994%, 9/21/2029[b]	3,000,960
	Banque Ouest Africaine de Developpement
3,000,000	4.700%, 10/22/2031[b]	3,018,960

	Total	6,019,920

Trinidad and Tobago (0.6%)
	Telecommunications Services of Trinidad and Tobago, Ltd.
5,000,000	8.875%, 10/18/2029[b]	5,000,000

	Total	5,000,000

Turkey (7.6%)
	Hazine Mustesarligi Varlik Kiralama AS
3,000,000	5.800%, 2/21/2022[b]	3,049,020
	Turkey Government International Bond
2,750,000	7.000%, 6/5/2020	2,805,165
2,500,000	5.625%, 3/30/2021	2,554,220
3,000,000	6.250%, 9/26/2022	3,101,910
5,000,000	7.250%, 12/23/2023	5,325,000
8,000,000	5.750%, 3/22/2024	8,059,712
2,250,000	7.375%, 2/5/2025	2,413,125
2,042,000	4.875%, 10/9/2026	1,912,051
4,300,000	6.000%, 3/25/2027	4,254,420
1,000,000	5.125%, 2/17/2028	930,000
8,500,000	7.625%, 4/26/2029	9,116,250
6,839,000	6.875%, 3/17/2036	6,737,564
5,935,000	6.750%, 5/30/2040	5,753,389
6,500,000	6.625%, 2/17/2045	6,145,750
3,000,000	5.750%, 5/11/2047	2,568,750

	Total	64,726,326

The accompanying Notes to Financial Statements are an integral part of this schedule.

15

EMERGING MARKETS DEBT FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (96.8%)	Value
United Arab Emirates (2.7%)
	Abu Dhabi Government International Bond
$3,000,000	2.500%, 10/11/2022[b]	$3,030,900
3,000,000	3.125%, 5/3/2026[b]	3,123,750
5,500,000	3.125%, 10/11/2027[b]	5,741,725
5,000,000	2.500%, 9/30/2029[b]	4,962,500
4,000,000	4.125%, 10/11/2047[b]	4,599,016
	Dubai Government International Bond
1,000,000	5.250%, 1/30/2043	1,145,000

	Total	22,602,891

Uruguay (1.5%)
	Uruguay Government International Bond
4,000,000	4.975%, 4/20/2055	4,680,040
5,000,000	5.100%, 6/18/2050	5,987,500
2,040,312	4.375%, 1/23/2031	2,275,988

	Total	12,943,528

	Total Long-Term Fixed Income (cost $791,253,478)	822,449,812

Shares	Collateral Held for Securities Loaned (0.4%)
3,415,005	Thrivent Cash Management Trust	3,415,005

	Total Collateral Held for Securities Loaned (cost $3,415,005)	3,415,005

Shares or Principal Amount	Short-Term Investments (1.9%)
	Federal Home Loan Bank Discount Notes
200,000	1.670%, 12/10/2019[d,e]	199,638
	Thrivent Core Short-Term Reserve Fund
1,558,969	2.110%	15,589,689

	Total Short-Term Investments (cost $15,789,327)	15,789,327

	Total Investments (cost $810,457,810) 99.1%	$841,654,144

	Other Assets and Liabilities, Net 0.9%	8,000,972

	Total Net Assets 100.0%	$849,655,116

a	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2019.
b

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2019, the value of these investments was $427,212,779 or 50.3% of total net assets.

c	All or a portion of the security is on loan.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
e	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Core Emerging Markets Debt Fund as of October 31, 2019:

Securities Lending Transactions

Long-Term Fixed Income	$3,328,862

Total lending	$3,328,862
Gross amount payable upon return of collateral for securities loaned	$3,415,005

Net amounts due to counterparty	$86,143

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$43,300,879
Gross unrealized depreciation	(12,347,986)

Net unrealized appreciation (depreciation)	$30,952,893
Cost for federal income tax purposes	$810,701,251

The accompanying Notes to Financial Statements are an integral part of this schedule.

16

EMERGING MARKETS DEBT FUND

Schedule of Investments as of October 31, 2019

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2019, in valuing Emerging Markets Debt Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Basic Materials	5,967,000	–	5,967,000	–
Communications Services	8,135,600	–	8,135,600	–
Energy	22,924,405	–	22,924,405	–
Financials	650,000	–	650,000	–
Foreign Government	783,186,170	–	783,186,170	–
Utilities	1,586,637	–	1,586,637	–
Short-Term Investments	199,638	–	199,638	–

Subtotal Investments in Securities	$822,649,450	$–	$822,649,450	$–

Other Investments *	Total
Affiliated Short-Term Investments	15,589,689
Collateral Held for Securities Loaned	3,415,005

Subtotal Other Investments	$19,004,694

Total Investments at Value	$841,654,144

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended October 31, 2019. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2019, for Emerging Markets Debt Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/ (Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(317,792)
Total Interest Rate Contracts		(317,792)

Total		($317,792)

The following table presents Emerging Markets Debt Fund’s average volume of derivative activity during the period ended October 31, 2019.

Derivative Risk Category	Average Notional Value
Interest Rate Contracts
Futures - Short	($848,600)

The accompanying Notes to Financial Statements are an integral part of this schedule.

EMERGING MARKETS DEBT FUND

Schedule of Investments as of October 31, 2019

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Emerging Markets Debt Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 10/31/2019	Shares Held at 10/31/2019	% of Net Assets
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.110%	$12,270	$179,981	$176,661	$15,590	1,559	1.8%
Total Affiliated Short-Term Investments	12,270			15,590		1.8
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	4,447	76,117	77,149	3,415	3,415	0.4
Total Collateral Held for Securities Loaned	4,447			3,415		0.4
Total Value	$16,717			$19,005

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018 - 10/31/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.110%	$–	$–	$–	$294
Total Income from Affiliated Investments				$294
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	15
Total Affiliated Income from Securities Loaned, Net				$15
Total	$–	$–	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

INTERNATIONAL EQUITY FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (99.1%)	Value
Australia (2.7%)
340,901	AGL Energy, Ltd.	$4,653,515
143,859	BHP Group, Ltd.	3,526,342
280,009	Computershare, Ltd.	3,056,434
1,026,982	FlexiGroup, Ltd.	1,379,729
473,227	GWA Group, Ltd.	949,211
385,497	Medibank Private, Ltd.	898,488
2,254,927	Mirvac Group	4,996,652
339,110	Sandfire Resources NL	1,354,379
318,843	Seven West Media, Ltd.[a]	87,560
107,599	Super Retail Group, Ltd.	706,875

	Total	21,609,185

Belgium (0.1%)
2,860	Cofinimmo SA	422,962

	Total	422,962

Bermuda (0.1%)
274,000	Road King Infrastructure, Ltd.	501,258

	Total	501,258

Canada (13.4%)
80,600	Allied Properties REIT	3,278,831
172,543	Bank of Montreal[b]	12,772,715
245,455	CGI, Inc.[a]	19,079,556
58,309	Choice Properties REIT	615,363
739,489	CI Financial Corporation	10,763,043
35,429	First Capital Realty, Inc.	586,404
107,972	Granite REIT	5,346,545
30,025	H&R REIT	507,901
15,585	IA Financial Corporation, Inc.	750,555
123,550	Laurentian Bank of Canada[b]	4,249,347
586,834	Manulife Financial Corporation	10,929,343
106,842	National Bank of Canada	5,517,723
41,719	Northland Power, Inc.	833,050
18,202	Northview Apartment REIT	398,838
79,698	Quebecor, Inc.	1,852,823
66,870	RioCan REIT[b]	1,341,868
60,319	Royal Bank of Canada	4,865,455
218,505	Sun Life Financial, Inc.	9,802,946
297,641	Toronto-Dominion Bank	16,996,112
42,517	Transcontinental, Inc.	485,503

	Total	110,973,921

Denmark (3.5%)
50,312	Carlsberg AS	7,085,147
332,263	Novo Nordisk AS	18,270,714
70,196	Topdanmark AS	3,143,668

	Total	28,499,529

Finland (0.6%)
144,854	UPM-Kymmene Oyj	4,717,819

	Total	4,717,819

France (6.2%)
87,583	Capgemini SA	9,873,250
36,009	Cie Generale des Etablissements Michelin	4,384,357
269,809	CNP Assurances	5,355,505
8,168	Gaztransport Et Technigaz SA	745,236
20,964	Ipsos SA	631,749
224,870	Klepierre SA	8,382,082
141,977	Legrand SA	11,081,116
5,455	LNA Sante	287,966

Shares	Common Stock (99.1%)	Value
France (6.2%) - continued
6,763	L’Oreal SA	$1,975,214
107,699	Schneider Electric SE	10,009,592

	Total	52,726,067

Germany (3.3%)
66,355	Allianz SE	16,205,393
67,280	Alstria Office REIT AG	1,260,628
11,851	Deutsche Boerse AG	1,835,242
12,199	Deutsche EuroShop AGb	365,112
245,014	Deutsche Pfandbriefbank AGc	3,348,441
2,986	Fraport AG Frankfurt Airport Services Worldwide	249,578
4,806	LEG Immobilien AG	552,036
144,572	TAG Immobilien AG	3,513,349

	Total	27,329,779

Hong Kong (0.5%)
629,000	HKT Trust and HKT, Ltd.	978,510
867,000	Hysan Development Company, Ltd.	3,417,060

	Total	4,395,570

Ireland (<0.1%)
12,250	Glanbia plc	136,488

	Total	136,488

Israel (1.6%)
716,743	Bank Leumi Le-Israel BM	5,220,934
1,677,092	Israel Discount Bank, Ltd.	7,664,018

	Total	12,884,952

Italy (0.8%)
149,855	Recordati SPA	6,297,526

	Total	6,297,526

Japan (23.3%)
27,300	AOKI Holdings, Inc.	277,748
55,600	Aoyama Trading Company, Ltd.	978,259
39,000	Arcs Company, Ltd.	782,609
31,400	Autobacs Seven Company, Ltd.	518,355
69,700	Benesse Holdings, Inc.	1,865,853
108,100	Canon, Inc.	2,966,234
34,700	Chiyoda Company, Ltd.	514,214
632,100	Citizen Watch Company, Ltd.	3,360,595
62,600	Daito Trust Construction Company, Ltd.	8,295,781
202,800	Denso Corporation	9,415,988
15,100	Exedy Corporation	355,676
28,400	GS Yuasa Corporation	517,740
7,500	Hanwa Company, Ltd.	218,501
90,600	Hino Motors, Ltd.	856,561
38,800	Hokuetsu Corporation	197,601
59,300	Inaba Denki Sangyo Company, Ltd.	2,724,166
877,300	Japan Tobacco, Inc.	19,829,359
225,100	JSR Corporation	4,225,969
156,100	Kyoei Steel, Ltd.	2,842,682
16,900	KYORIN Holdings, Inc.	296,021
25,500	Lintec Corporation	535,572
1,240,300	Marubeni Corporation	8,729,328
12,400	Ministop Company, Ltd.	166,808
485,000	Mitsubishi Corporation	12,335,692
100,900	Mitsubishi Gas Chemical Company, Inc.	1,423,388

The accompanying Notes to Financial Statements are an integral part of this schedule.

19

INTERNATIONAL EQUITY FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (99.1%)	Value
Japan (23.3%) - continued
163,400	Mitsubishi Tanabe Pharma Corporation	$1,955,619
45,600	Mitsuboshi Belting, Ltd.	858,009
557,000	Mitsui & Company, Ltd.	9,565,897
78,700	NEC Networks & System Integration Corporation	2,484,088
219,800	NHK Spring Company, Ltd.	1,795,591
619,900	Nippon Steel Corporation	9,047,774
9,500	Nissan Chemical Industries, Ltd.	390,050
1,739,300	Nissan Motor Company, Ltd.	10,975,993
149,300	Nitto Kogyo Corporation	3,136,823
32,600	Onward Holdings Company, Ltd.	188,466
117,400	Park24 Company, Ltd.	2,772,573
24,000	PLENUS Company, Ltd.[b]	416,755
37,100	Rinnai Corporation	2,726,975
30,000	Ryoyo Electro Corporation	532,419
65,000	Sangetsu Company, Ltd.	1,228,943
8,200	Sanyo Special Steel Company, Ltd.	103,851
41,000	Senshu Ikeda Holdings, Inc.	73,532
21,000	SHIMAMURA Company, Ltd.	1,778,765
13,200	Shinko Electric Industries Company, Ltd.	128,824
1,235,800	Sojitz Corporation	3,889,733
87,500	Sugi Holdings Company, Ltd.	4,856,893
489,000	Sumitomo Corporation	7,942,534
793,700	Sumitomo Electric Industries, Ltd.	10,884,610
15,000	Sumitomo Forestry Company, Ltd.	217,718
566,800	Sumitomo Rubber Industries, Ltd.	7,512,231
228,100	Sundrug Company, Ltd.	7,547,994
22,200	Taikisha, Ltd.	718,131
22,300	Taiyo Holdings Company, Ltd.	808,163
12,600	Takara Standard Company, Ltd.	220,982
104,500	Toagosei Company, Ltd.	1,158,254
60,600	Toppan Forms Company, Ltd.	605,748
271,000	Toyoda Gosei Company, Ltd.	6,339,965
47,200	Tsubakimoto Chain Company	1,612,631
6,600	TSURUHA Holdings, Inc.	742,425
218,500	TV Asahi Holdings Corporation	3,412,739
19,700	United Arrows, Ltd.	602,213
28,000	Yuasa Trading Company, Ltd.	868,639

	Total	194,333,250

Netherlands (5.6%)
48,787	Aalberts NV	1,966,008
130,602	Euronext NVc	10,535,942
50,945	ForFarmers BV	309,087
68,176	Koninklijke DSM NV	8,091,675
140,791	Koninklijke Philips NV	6,177,079
248,915	Signify NVc	7,293,230
157,662	Unilever NV	9,318,882
49,317	Wolters Kluwer NV	3,632,346

	Total	47,324,249

New Zealand (0.1%)
116,677	Contact Energy, Ltd.	551,835

	Total	551,835

Norway (1.4%)
357,059	DnB ASA	6,501,079
16,064	Entra ASA[c]	240,561
243,718	Telenor ASA	4,561,368

	Total	11,303,008

Shares	Common Stock (99.1%)	Value
Singapore (1.9%)
662,800	Ascendas REIT	$1,543,696
197,500	Ascott Residence Trust[a]	200,167
659,100	DBS Group Holdings, Ltd.	12,563,027
390,700	Mapletree Commercial Trust	668,755
31,460	Mapletree Commercial Trust Rights[a,d]	1,948
261,400	Mapletree Logistics Trust	322,647
642,600	Wing Tai Holdings, Ltd.	958,356

	Total	16,258,596

Spain (3.0%)
58,627	ACS Actividades de Construccion y Servicios, SA	2,378,975
126,220	Amadeus IT Holding SA	9,337,536
37,556	CIA De Distribucion Integral	787,437
314,195	Enagas SA	7,774,630
668,810	Mediaset Espana Comunicacion SA	4,092,355
78,486	Merlin Properties Socimi SA	1,155,379

	Total	25,526,312

Sweden (4.5%)
64,872	AB Industrivarden	1,405,560
25,372	Assa Abloy AB	602,544
351,077	Atlas Copco AB, Class A	12,391,799
189,098	Atlas Copco AB, Class B	5,867,392
158,589	Castellum AB	3,240,869
154,474	Granges AB	1,503,700
83,423	Hexpol AB	744,314
11,168	L E Lundbergforetagen AB	420,920
78,158	Nobina ABc	495,091
92,255	Sandvik AB	1,629,899
173,085	Skandinaviska Enskilda Banken AB	1,660,116
352,976	SKF AB	6,391,038
70,993	Volvo AB	1,063,885

	Total	37,417,127

Switzerland (10.0%)
39,742	Baloise Holding AG	7,350,420
441	Geberit AG	224,068
143,852	Nestle SA	15,389,480
236,255	Novartis AG	20,642,846
31,773	Pargesa Holding SA	2,511,614
57,644	PSP Swiss Property AG	7,630,049
73,489	Roche Holding AG	22,116,954
3,599	Swiss Life Holding AG	1,802,441
34,492	Swiss Prime Site AG	3,555,155
4,661	Zurich Insurance Group AG	1,825,715

	Total	83,048,742

United Kingdom (16.5%)
1,230,211	Auto Trader Group plc[c]	8,963,704
309,647	Barratt Developments plc	2,532,241
127,484	Berkeley Group Holdings plc	7,266,538
22,404	Compass Group plc	596,488
73,010	Countryside Properties plc[c]	334,163
428,813	Direct Line Insurance Group plc	1,511,892
845,149	GlaxoSmithKline plc	19,358,142
457,280	Halma plc	11,096,128
2,227,865	HSBC Holdings plc	16,831,816
644,760	Moneysupermarket.com Group plc	2,868,971
183,898	National Express Group plc	1,063,383
55,985	Northgate plc	249,833
278,284	PageGroup plc	1,603,406
31,987	Paragon Banking Group plc	208,513
320,261	Redrow plc	2,496,707

The accompanying Notes to Financial Statements are an integral part of this schedule.

20

INTERNATIONAL EQUITY FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (99.1%)	Value
United Kingdom (16.5%) - continued
508,208	RELX plc	$12,235,324
53,090	Rightmove plc	412,096
353,472	Royal Dutch Shell plc, Class A	10,246,509
529,127	Royal Dutch Shell plc, Class B	15,238,784
24,195	Spirax-Sarco Engineering plc	2,482,990
1,228,386	Taylor Wimpey plc	2,634,531
278,017	Unilever plc	16,647,420
11,737	WH Smith plc	332,598

	Total	137,212,177

	Total Common Stock (cost $798,259,477)	823,470,352

Shares	Collateral Held for Securities Loaned (2.0%)
16,253,882	Thrivent Cash Management Trust	16,253,882

	Total Collateral Held for Securities Loaned (cost $16,253,882)	16,253,882

	Total Investments (cost $814,513,359) 101.1%	$839,724,234

	Other Assets and Liabilities, Net (1.1%)	(8,961,105)

	Total Net Assets 100.0%	$830,763,129

a	Non-income producing security.
b	All or a portion of the security is on loan.
c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2019, the value of these investments was $31,211,132 or 3.8% of total net assets.

d	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Core International Equity Fund as of October 31, 2019:

Securities Lending Transactions

Common Stock	$15,310,312

Total lending	$15,310,312
Gross amount payable upon return of collateral for securities loaned	$16,253,882

Net amounts due to counterparty	$943,570

Definitions:
REIT -	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$54,462,324
Gross unrealized depreciation	(33,553,165)

Net unrealized appreciation (depreciation)	$20,909,159

Cost for federal income tax purposes	$818,815,075

The accompanying Notes to Financial Statements are an integral part of this schedule.

21

INTERNATIONAL EQUITY FUND

Schedule of Investments as of October 31, 2019

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2019, in valuing International Equity Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Communications Services	26,772,427	–	26,772,427	–
Consumer Discretionary	78,217,327	–	78,217,327	–
Consumer Staples	84,787,806	–	84,787,806	–
Energy	26,230,529	–	26,230,529	–
Financials	186,901,244	–	186,901,244	–
Health Care	89,225,788	–	89,225,788	–
Industrials	153,143,124	–	153,143,124	–
Information Technology	58,554,469	–	58,554,469	–
Materials	40,671,533	–	40,671,533	–
Real Estate	65,153,075	–	65,151,127	1,948
Utilities	13,813,030	–	13,813,030	–

Subtotal Investments in Securities	$823,470,352	$–	$823,468,404	$1,948

Other Investments *	Total
Collateral Held for Securities Loaned	16,253,882
Affiliated Short-Term Investments	–

Subtotal Other Investments	$16,253,882

Total Investments at Value	$839,724,234

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended October 31, 2019. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in International Equity Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 10/31/2019	Shares Held at 10/31/2019	% of Net Assets
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.110%	$170	$122,398	$122,568	$–	–	–%

Total Affiliated Short-Term Investments	170			–		–

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	28,504	269,694	281,944	16,254	16,254	2.0

Total Collateral Held for Securities Loaned	28,504			16,254		2.0

Total Value	$28,674			$16,254

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018 -10/31/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.110%	$–	$–	$–	$54

Total Income from Affiliated Investments				$54

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	286

Total Affiliated Income from Securities Loaned, Net				$286

Total	$–	$–	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

LOW VOLATILITY EQUITY FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (99.8%)	Value
Communications Services (2.4%)
4,439	Alphabet, Inc., Class Aa	$5,587,813
68,186	AT&T, Inc.	2,624,479
276,972	Verizon Communications, Inc.	16,748,497

	Total	24,960,789

Consumer Discretionary (7.1%)
3,084	AutoZone, Inc.[a]	3,529,268
816	Booking Holdings, Inc.[a]	1,671,796
98,319	Home Depot, Inc.	23,063,671
100,930	McDonald’s Corporation	19,852,931
4,547	O’Reilly Automotive, Inc.[a]	1,980,264
76,983	Ross Stores, Inc.	8,442,726
230,397	TJX Companies, Inc.	13,282,387
11,258	Yum! Brands, Inc.	1,145,051

	Total	72,968,094

Consumer Staples (17.2%)
49,858	Altria Group, Inc.	2,233,140
386,657	Coca-Cola Company	21,045,740
275,481	Colgate-Palmolive Company	18,897,997
40,498	Costco Wholesale Corporation	12,032,361
3,907	Estee Lauder Companies, Inc.	727,757
67,643	Hershey Company	9,934,727
92,971	Kimberly-Clark Corporation	12,353,986
398,396	Mondelez International, Inc.	20,895,870
163,610	PepsiCo, Inc.	22,442,384
106,936	Philip Morris International, Inc.	8,708,868
167,104	Procter & Gamble Company	20,806,119
72,925	Sysco Corporation	5,824,520
176,830	Wal-Mart Stores, Inc.	20,735,086

	Total	176,638,555

Financials (11.2%)
5,614	Alleghany Corporation[a]	4,369,320
8,730	Allstate Corporation	929,047
171,148	American Financial Group, Inc.	17,806,238
59,232	Aon plc	11,441,253
103,481	Arthur J. Gallagher & Company	9,439,537
73,288	Berkshire Hathaway, Inc.[a]	15,579,563
25,362	Brown & Brown, Inc.	955,640
48,078	Cincinnati Financial Corporation	5,442,910
6,432	Everest Re Group, Ltd.	1,653,603
78,366	Hanover Insurance Group, Inc.	10,321,586
88,901	Hartford Financial Services Group, Inc.	5,074,469
9,240	Markel Corporation[a]	10,820,040
200,917	Marsh & McLennan Companies, Inc.	20,819,019

	Total	114,652,225

Health Care (14.9%)
52,314	Abbott Laboratories	4,373,973
39,361	Anthem, Inc.	10,591,258
195,097	Baxter International, Inc.	14,963,940
13,103	Becton, Dickinson and Company	3,354,368
15,437	Cooper Companies, Inc.	4,492,167
150,870	Danaher Corporation	20,792,903
18,478	Eli Lilly and Company	2,105,568
158,099	Johnson & Johnson	20,875,392
124,473	Medtronic plc	13,555,110
115,906	Merck & Company, Inc.	10,044,414
268,846	Pfizer, Inc.	10,315,621
6,008	Stryker Corporation	1,299,350
36,026	Thermo Fisher Scientific, Inc.	10,879,131
80,871	UnitedHealth Group, Inc.	20,436,102

Shares	Common Stock (99.8%)	Value
Health Care (14.9%) - continued
37,167	Zoetis, Inc.	$4,754,403

	Total	152,833,700

Industrials (11.4%)
132,483	AMETEK, Inc.	12,142,067
6,487	Cintas Corporation	1,742,862
35,315	EMCOR Group, Inc.	3,097,479
53,403	General Dynamics Corporation	9,441,650
106,448	Honeywell International, Inc.	18,386,763
11,036	IDEX Corporation	1,716,429
45,369	Lockheed Martin Corporation	17,089,595
32,736	Republic Services, Inc.	2,864,727
15,513	Teledyne Technologies, Inc.[a]	5,113,085
94,842	United Technologies Corporation	13,617,414
84,621	Verisk Analytics, Inc.	12,244,659
92,970	Waste Connections, Inc.	8,590,428
98,298	Waste Management, Inc.	11,030,019

	Total	117,077,177

Information Technology (15.6%)
93,402	Accenture plc	17,318,599
24,311	Adobe, Inc.[a]	6,756,756
199,566	Amphenol Corporation	20,022,457
112,823	Automatic Data Processing, Inc.	18,303,275
324,058	Cisco Systems, Inc.	15,395,996
124,318	Cognizant Technology Solutions Corporation	7,575,939
14,481	International Business Machines Corporation	1,936,544
30,921	Intuit, Inc.	7,962,157
45,684	Jack Henry & Associates, Inc.	6,467,027
50,157	MasterCard, Inc.	13,883,959
150,391	Microsoft Corporation	21,561,558
7,891	Motorola Solutions, Inc.	1,312,431
112,095	Oracle Corporation	6,108,057
11,137	Paychex, Inc.	931,499
108,923	Synopsys, Inc.[a]	14,786,297

	Total	160,322,551

Materials (1.4%)
37,829	Ecolab, Inc.	7,265,816
13,111	Sherwin-Williams Company	7,503,688

	Total	14,769,504

Real Estate (9.0%)
97,189	American Tower Corporation	21,194,977
40,616	AvalonBay Communities, Inc.	8,840,479
159,772	Camden Property Trust	18,273,124
83,293	Crown Castle International Corporation	11,560,235
405,842	Douglas Emmett, Inc.	17,581,075
34,372	Equity Lifestyle Properties, Inc.	2,403,978
29,027	Equity Residential	2,573,534
7,737	Essex Property Trust, Inc.	2,531,005
35,512	Public Storage, Inc.	7,914,204

	Total	92,872,611

Utilities (9.6%)
58,319	ALLETE, Inc.	5,018,933
40,304	American Electric Power Company, Inc.	3,804,295
103,664	Consolidated Edison, Inc.	9,559,894
156,655	DTE Energy Company	19,945,315

The accompanying Notes to Financial Statements are an integral part of this schedule.

23

LOW VOLATILITY EQUITY FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (99.8%)	Value
Utilities (9.6%) - continued
218,349	Duke Energy Corporation	$20,581,577
11,150	IDACORP, Inc.	1,199,963
100,714	NextEra Energy, Inc.	24,004,175
103,846	Southern Company	6,506,990
11,925	Southwest Gas Holdings, Inc.	1,041,052
118,602	Xcel Energy, Inc.	7,532,413

	Total	99,194,607

	Total Common Stock (cost $891,099,193)	1,026,289,813

Shares	Short-Term Investments (0.1%)	Value
150,391	Thrivent Core Short-Term Reserve Fund 2.110%	1,503,905

	Total Short-Term Investments (cost $1,503,905)	1,503,905

	Total Investments (cost $892,603,098) 99.9%	$1,027,793,718

	Other Assets and Liabilities, Net 0.1%	731,636

	Total Net Assets 100.0%	$1,028,525,354

a	Non-income producing security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$140,869,284
Gross unrealized depreciation	(6,164,783)

Net unrealized appreciation (depreciation)	$134,704,501

Cost for federal income tax purposes	$893,089,217

The accompanying Notes to Financial Statements are an integral part of this schedule.

24

LOW VOLATILITY EQUITY FUND

Schedule of Investments as of October 31, 2019

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2019, in valuing Low Volatility Equity Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Communications Services	24,960,789	24,960,789	–	–
Consumer Discretionary	72,968,094	72,968,094	–	–
Consumer Staples	176,638,555	176,638,555	–	–
Financials	114,652,225	114,652,225	–	–
Health Care	152,833,700	152,833,700	–	–
Industrials	117,077,177	117,077,177	–	–
Information Technology	160,322,551	160,322,551	–	–
Materials	14,769,504	14,769,504	–	–
Real Estate	92,872,611	92,872,611	–	–
Utilities	99,194,607	99,194,607	–	–

Subtotal Investments in Securities	$1,026,289,813	$1,026,289,813	$–	$–

Other Investments *	Total
Affiliated Short-Term Investments	1,503,905

Subtotal Other Investments	$1,503,905

Total Investments at Value	$1,027,793,718

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended October 31, 2019. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Low Volatility Equity Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 10/31/2019	Shares Held at 10/31/2019	% of Net Assets
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.110%	$830	$21,637	$20,963	$1,504	150	0.1%

Total Affiliated Short-Term Investments	830			1,504		0.1

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	21,318	21,318	–	–	–

Total Collateral Held for Securities Loaned	–			–		–

Total Value	$830			$1,504

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018 -10/31/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.110%	$–	$–	$–	$47

Total Income from Affiliated Investments				$47

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	115

Total Affiliated Income from Securities Loaned, Net				$115

Total	$–	$–	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

SHORT-TERM RESERVE FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Asset-Backed Securities (8.8%)[a]	Value
	Americredit Automobile Receivables Trust
$3,533,629	2.524%, 6/18/2020, Ser. 2019-2	$3,534,215
8,330,386	2.179%, 9/18/2020, Ser. 2019-3	8,332,196
	ARI Fleet Lease Trust
16,448,491	2.449%, 6/15/2020, Ser. 2019-Ab	16,465,701
	Ascentium Equipment Receivables, LLC
3,740,599	2.660%, 4/10/2020, Ser. 2019-1Ab	3,743,016
7,500,000	2.150%, 11/10/2020, Ser. 2019-2Ab	7,500,323
	Axis Equipment Finance Receivables Trust
11,717,086	2.450%, 7/20/2020, Ser. 2019-1Ab	11,716,687
	Bank of The West Auto Trust
2,482,611	2.481%, 7/15/2020, Ser. 2019-1[b]	2,483,392
	BMW Vehicle Owner Trust
12,942,433	2.111%, 9/25/2020, Ser. 2019-A	12,946,164
	Capital One Prime Auto Receivables Trust
3,550,682	2.507%, 6/15/2020, Ser. 2019-1	3,550,503
13,719,093	2.132%, 9/15/2020, Ser. 2019-2	13,716,953
	Carmax Auto Owner Trust
35,250,000	1.968%, 11/16/2020, Ser. 2019-4	35,253,144
	Carvana Auto Receivables Trust
6,732,580	2.476%, 7/15/2020, Ser. 2019-2Ab	6,734,560
20,000,000	2.214%, 10/15/2020, Ser. 2019-3Ab	20,005,610
	CCG Receivables Trust
1,346,093	2.628%, 4/14/2020, Ser. 2019-1[b]	1,346,232
	CNH Equipment Trust
6,459,978	2.566%, 6/12/2020, Ser. 2019-B	6,468,084
9,500,000	1.995%, 11/16/2020, Ser. 2019-C	9,502,835
	Dell Equipment Finance Trust
2,846,632	2.648%, 4/22/2020, Ser. 2019-1[b]	2,849,097
29,000,000	2.012%, 10/22/2020, Ser. 2019-2[b]	29,011,278
	DLL Securitization Trust
657,996	2.657%, 4/20/2020, Ser. 2019-DA1[b]	658,224
8,111,484	2.303%, 7/20/2020, Ser. 2019-MA2[b]	8,115,951
26,500,000	2.062%, 10/20/2020, Ser. 2019-MT3[b]	26,505,676
	Drive Auto Receivables Trust
16,452,394	2.195%, 9/15/2020, Ser. 2019-4	16,453,954

Principal Amount	Asset-Backed Securities (8.8%)[a]	Value
	Enterprise Fleet Financing, LLC
$40,000,000	1.973%, 11/20/2020, Ser. 2019-3[b]	$40,000,000
	Fifth Third Auto Trust
468,979	2.576%, 5/15/2020, Ser. 2019-1	469,090
	Ford Credit Auto Lease Trust
90,565	2.664%, 3/15/2020, Ser. 2019-A	90,578
	Ford Credit Auto Owner Trust
2,591,426	2.387%, 7/15/2020, Ser. 2019-B	2,591,590
	GM Financial Automobile Leasing Trust
1,293,632	2.597%, 5/20/2020, Ser. 2019-2	1,294,081
13,164,171	2.200%, 8/20/2020, Ser. 2019-3	13,170,273
14,500,000	1.990%, 10/16/2020, Ser. 2019-4	14,501,602
	Great American Auto Leasing, Inc.
1,039,536	2.764%, 2/18/2020, Ser. 2019-1[b]	1,039,514
	Harley-Davidson Motorcycle Trust
3,439,298	2.386%, 7/15/2020, Ser. 2019-A	3,440,451
	Hewlett-Packard Financial Services Company Equipment Trust
11,500,000	2.150%, 10/20/2020, Ser. 2019-1Ab	11,506,417
	Hyundai Auto Lease Securitization Trust
10,200,283	2.180%, 8/17/2020, Ser. 2019-Bb	10,205,116
	Hyundai Auto Receivables Trust
1,257,075	2.605%, 4/15/2020, Ser. 2019-A	1,257,066
19,000,000	1.907%, 10/15/2020, Ser. 2019-Bc	19,000,000
	Kubota Credit Owner Trust
8,886,906	2.510%, 6/15/2020, Ser. 2019-1Ab	8,889,392
	MMAF Equipment Finance, LLC 2019-B
7,581,693	2.125%, 10/9/2020, Ser. 2019-Bb	7,586,284
	Nissan Auto Lease Trust
1,016,421	2.599%, 4/15/2020, Ser. 2019-A	1,016,669
	OSCAR US Funding Trust
5,648,100	2.369%, 8/10/2020, Ser. 2019-2Ab	5,649,703
	Prestige Auto Receivables Trust
3,473,211	2.371%, 7/15/2020, Ser. 2019-1Ab	3,474,179
	Santander Drive Auto Receivables Trust
8,814,276	2.208%, 8/17/2020, Ser. 2019-3	8,816,080
	Santander Retail Auto Lease Trust
13,750,000	1.981%, 10/20/2020, Ser. 2019-Cb	13,750,425

The accompanying Notes to Financial Statements are an integral part of this schedule.

26

SHORT-TERM RESERVE FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Asset-Backed Securities (8.8%)[a]	Value
	Transportation Finance Equipment Trust
$20,000,000	2.003%, 10/23/2020, Ser. 2019-1[b]	$20,006,006
	Volkswagen Auto Lease Trust
24,350,000	2.128%, 10/20/2020, Ser. 2019-A	24,360,919
	Volvo Financial Equipment, LLC
2,418,151	2.745%, 2/18/2020, Ser. 2019-1Ab	2,418,858
	Westlake Automobile Receivables Trust
15,315,790	2.526%, 6/15/2020, Ser. 2019-2Ab	15,321,295
18,000,000	2.022%, 11/16/2020, Ser. 2019-3Ab	18,002,048
	World Omni Auto Receivables Trust
1,996,571	2.543%, 5/15/2020, Ser. 2019-B	1,996,537
	World Omni Automobile Lease Securitization Trust
5,431,793	2.151%, 8/17/2020, Ser. 2019-B	5,432,787
	World Omni Select Auto Trust
15,000,000	2.121%, 10/15/2020, Ser. 2019-A	15,002,829

	Total	517,183,584

Principal Amount	Basic Materials (1.3%)[a]	Value
	Dow Chemical Company
10,000,000	2.120%, 11/6/2019	9,996,587
	Dowdupont, Inc.
5,000,000	2.080%, 12/6/2019[b]	4,990,020
5,000,000	2.120%, 12/9/2019[b]	4,989,199
5,000,000	2.020%, 12/10/2019[b]	4,988,928
8,520,000	2.140%, 12/11/2019[b]	8,500,661
	DuPont de Nemours & Company
5,000,000	2.320%, 11/1/2019[b]	4,999,722
	EI du Pont de Nemours & Company
13,210,000	2.180%, 12/5/2019[b]	13,184,352
	International Paper Company
10,000,000	2.110%, 11/5/2019[b]	9,997,160
	LyondellBasell Industries NV
4,000,000	2.040%, 12/11/2019[b,d]	3,990,247
	Nutrien, Ltd.
5,000,000	2.150%, 11/18/2019[b]	4,994,812
5,969,000	2.060%, 11/22/2019[b]	5,961,595

	Total	76,593,283

Principal Amount	Capital Goods (4.3%)[a]	Value
	Boeing Company
15,000,000	2.220%, 11/13/2019[b]	14,991,252
15,600,000	2.150%, 11/20/2019[b]	15,585,960
23,000,000	2.100%, 12/4/2019[b]	22,964,267
24,250,000	2.382%, 12/11/2019[b]	24,203,325
20,000,000	2.294%, 1/8/2020[b]	19,929,888
40,000,000	2.146%, 2/19/2020[b]	39,770,723
15,000,000	2.170%, 2/26/2020[b]	14,908,452
15,000,000	2.200%, 3/4/2020[b]	14,902,865

Principal Amount	Capital Goods (4.3%)[a]	Value
	General Dynamics Corporation
$4,882,000	2.471% (LIBOR 3M + 0.290%), 5/11/2020[e]	$4,889,150
	John Deere Canada, ULC
5,000,000	1.860%, 1/16/2020[b,d]	4,981,606
	John Deere Capital Corporation
24,410,000	2.427% (LIBOR 3M + 0.300%), 3/13/2020[e]	24,441,732
25,000,000	2.449% (LIBOR 3M + 0.290%), 6/22/2020[e]	25,044,502
25,000,000	2.430% (LIBOR 3M + 0.420%), 7/10/2020[e]	25,059,405

	Total	251,673,127

Principal Amount	Communications Services (1.3%)[a]	Value
	AT&T, Inc.
18,234,000	2.651% (LIBOR 3M + 0.650%), 1/15/2020[e]	18,258,671
	Deutsche Telekom International Finance BV
8,200,000	2.225%, 1/17/2020[b]	8,199,994
	Omnicom Cap, Inc.
5,000,000	2.040%, 11/4/2019[b,d]	4,998,865
15,000,000	2.020%, 11/13/2019[b,d]	14,988,815
	Rogers Communications, Inc.
25,000,000	2.064%, 11/15/2019[b,d]	24,978,437
	TWDC Enterprises 18 Corporation
5,000,000	2.317% (LIBOR 3M + 0.190%), 6/5/2020[e]	5,004,984

	Total	76,429,766

Principal Amount	Consumer Cyclical (8.7%)[a]	Value
	American Honda Finance Corporation
7,200,000	2.010%, 1/13/2020[d]	7,174,559
23,500,000	2.515% (LIBOR 3M + 0.340%), 2/14/2020[e]	23,525,624
15,000,000	2.302% (LIBOR 3M + 0.150%), 2/21/2020[e]	15,006,585
4,500,000	2.266% (LIBOR 3M + 0.090%), 5/13/2020[e]	4,501,709
25,000,000	2.330% (LIBOR 3M + 0.180%), 5/22/2020[e]	25,017,683
21,773,000	2.379% (LIBOR 3M + 0.260%), 6/16/2020[e]	21,802,864
20,974,000	2.236% (LIBOR 3M + 0.270%), 7/20/2020[e]	21,003,023
	BMW US Capital, LLC
4,405,000	2.423% (LIBOR 3M + 0.380%), 4/6/2020[b,e]	4,410,305
12,155,000	2.545% (LIBOR 3M + 0.370%), 8/14/2020[b,e]	12,174,912
	Charta, LLC
20,000,000	2.120%, 11/12/2019[b,d]	19,988,706
	Daimler Finance North America, LLC
20,000,000	2.150%, 11/12/2019[b,d]	19,986,247
10,000,000	2.080%, 12/2/2019[b,d]	9,981,956
15,000,000	2.070%, 12/13/2019[b,d]	14,963,629
15,000,000	2.070%, 12/31/2019[b,d]	14,946,854
15,000,000	2.090%, 1/13/2020[b,d]	14,935,127
5,000,000	1.900%, 1/24/2020[b,d]	4,975,031

The accompanying Notes to Financial Statements are an integral part of this schedule.

27

SHORT-TERM RESERVE FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Consumer Cyclical (8.7%)[a]	Value
	ERAC USA Finance, LLC
$20,000,000	2.100%, 11/19/2019[b,d]	$19,978,435
25,000,000	2.150%, 1/8/2020[b,d]	24,899,423
	Nissan Motor Acceptance Corporation
5,000,000	2.220%, 11/12/2019[b,d]	4,997,313
15,000,000	2.240%, 11/19/2019[b,d]	14,987,112
15,000,000	2.230%, 11/21/2019[b,d]	14,985,720
10,000,000	2.210%, 12/4/2019[b,d]	9,983,689
7,500,000	2.220%, 12/18/2019[b,d]	7,481,900
	Toyota Credit Canada, Inc.
25,000,000	1.986% (LIBOR 3M + 0.050%), 1/24/2020[d,e]	25,001,091
	Toyota Financial Services de Puerto Rico, Inc.
25,000,000	2.080%, 3/12/2020	24,828,485
	Toyota Motor Credit Corporation
33,000,000	2.315% (LIBOR 3M + 0.140%), 11/14/2019[e]	33,003,736
25,000,000	2.183% (LIBOR 3M + 0.050%), 2/25/2020[d,e]	25,003,857
9,175,000	1.970%, 4/14/2020	9,097,155
13,982,000	2.262% (LIBOR 3M + 0.260%), 4/17/2020[e]	13,996,809
25,000,000	2.222% (LIBOR 3M + 0.090%), 9/14/2020[e]	25,002,050
	Walmart, Inc.
25,000,000	2.199% (LIBOR 3M + 0.040%), 6/23/2020[e]	25,004,488

	Total	512,646,077

Principal Amount	Consumer Non-Cyclical (5.8%)[a]	Value
	Coca-Cola Company
9,800,000	2.000%, 1/17/2020[b]	9,763,096
8,400,000	2.000%, 1/31/2020[b]	8,362,412
	Diageo Capital plc
10,000,000	2.050%, 11/12/2019[b,d]	9,993,163
25,000,000	2.030%, 11/13/2019[b,d]	24,981,430
	Merck & Company, Inc.
42,495,000	2.556% (LIBOR 3M + 0.375%), 2/10/2020[e]	42,532,540
	Mondelez International, Inc.
15,000,000	2.070%, 11/1/2019[b]	14,999,217
12,200,000	2.070%, 11/20/2019[b]	12,186,194
	Nestle Finance International, Ltd.
15,000,000	1.980%, 12/10/2019[d]	14,973,383
15,000,000	1.960%, 1/8/2020[d]	14,951,729
	Pfizer, Inc.
25,000,000	2.200%, 11/20/2019[b]	24,977,778
25,000,000	2.010%, 1/13/2020[b]	24,913,101
10,000,000	2.000%, 2/13/2020[b]	9,948,492
	Philip Morris International, Inc.
5,005,000	1.875%, 11/1/2019	5,005,000
6,420,000	2.000%, 2/21/2020	6,421,325
9,000,000	2.572% (LIBOR 3M + 0.420%), 2/21/2020[e]	9,011,684
	Procter and Gamble Company
25,000,000	2.523%, 11/1/2019	25,000,000
	Reckitt Benckiser Treasury Services plc
3,750,000	2.380%, 11/5/2019[b,d]	3,749,117
15,000,000	2.220%, 11/19/2019[b,d]	14,986,320
20,000,000	2.130%, 12/31/2019[b,d]	19,937,272
2,000,000	2.000%, 1/6/2020[b,d]	1,993,088

Principal Amount	Consumer Non-Cyclical (5.8%)[a]	Value
$2,000,000	2.020%, 1/16/2020[b,d]	$1,992,013
	Tyson Foods, Inc.
25,000,000	2.090%, 11/4/2019[b]	24,994,286
5,000,000	2.080%, 11/7/2019[b]	4,997,978
	UnitedHealth Group, Inc.
10,000,000	2.060%, 11/13/2019[b]	9,993,796

	Total	340,664,414

Principal Amount	Energy (3.9%)[a]	Value
	BP Capital Markets plc
25,000,000	2.050%, 1/6/2020[b,d]	24,919,786
	Chevron Corporation
5,000,000	2.000%, 11/8/2019[b]	4,998,253
5,000,000	2.568% (LIBOR 3M + 0.410%), 11/15/2019[e]	5,001,060
25,000,000	1.980%, 11/20/2019[b]	24,977,917
	Exxon Mobil Corporation
25,000,000	2.010%, 11/8/2019	24,991,300
	Schlumberger Holdings Corporation
25,000,000	2.070%, 12/20/2019[b,d]	24,941,319
	Shell International Finance BV
25,000,000	2.631% (LIBOR 3M + 0.450%), 5/11/2020[e]	25,056,033
	Suncor Energy, Inc.
20,000,000	2.230%, 11/15/2019[b,d]	19,982,750
10,000,000	2.200%, 12/2/2019[b,d]	9,981,956
10,000,000	2.150%, 1/22/2020[b,d]	9,951,284
6,000,000	2.100%, 1/24/2020[b,d]	5,970,038
	Total Capital Canada, Ltd.
24,500,000	2.200%, 11/21/2019[b,d]	24,476,962
15,000,000	2.010%, 12/2/2019[b,d]	14,978,173
10,000,000	1.960%, 1/7/2020[b,d]	9,967,171

	Total	230,194,002

Principal Amount	Financials (43.5%)[a]	Value
	AIG Global Funding
16,225,000	2.565% (LIBOR 3M + 0.480%), 7/2/2020[b,e]	16,274,940
	ANZ New Zealand International, Ltd.
15,000,000	2.011% (LIBOR 1M + 0.120%), 1/16/2020[b,d,e]	15,002,771
10,000,000	2.107% (LIBOR 3M + 0.080%), 7/7/2020[b,d,e]	9,999,971
	Atlantic Asset Securitization, LLC.
8,289,000	2.160%, 11/13/2019[b,d]	8,283,807
	Australia and New Zealand Banking Group, Ltd.
8,795,000	2.414% (LIBOR 3M + 0.250%), 12/19/2019[b,e]	8,802,374
15,000,000	1.976% (LIBOR 1M + 0.130%), 2/20/2020[b,e]	15,001,938
10,000,000	2.154% (LIBOR 3M + 0.050%), 3/31/2020[e]	9,999,972
25,000,000	2.147% (LIBOR 1M + 0.220%), 4/9/2020[b,e]	25,004,310
9,850,000	2.405% (LIBOR 3M + 0.320%), 7/2/2020[b,e]	9,865,861
22,300,000	2.624% (LIBOR 3M + 0.500%), 8/19/2020[b,e]	22,367,384
9,850,000	2.505% (LIBOR 3M + 0.320%), 11/9/2020[b,e]	9,867,194

The accompanying Notes to Financial Statements are an integral part of this schedule.

28

SHORT-TERM RESERVE FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Financials (43.5%)[a]	Value
	Bank of America NA
$15,000,000	1.952% (LIBOR 1M + 0.130%), 2/24/2020[e]	$14,999,998
25,000,000	2.200% (LIBOR 1M + 0.130%), 10/6/2020[e]	24,999,757
	Bank of Montreal
27,754,000	2.559% (LIBOR 3M + 0.440%), 6/15/2020[e]	27,818,667
	Bank of Montreal Chicago
15,000,000	2.191% (LIBOR 1M + 0.180%), 4/3/2020[e]	14,999,628
15,000,000	2.082% (LIBOR 3M + 0.070%), 4/9/2020[e]	15,002,542
10,000,000	2.190% (FEDL 1M + 0.370%), 9/8/2020[e]	9,999,956
	Bank of New York Mellon Corporation
7,845,000	2.994% (LIBOR 3M + 0.870%), 8/17/2020[e]	7,892,150
	Bank of Nova Scotia
10,000,000	2.220% (FEDL 1M + 0.400%), 9/16/2020[e]	9,999,960
	Bank of Nova Scotia Houston
15,000,000	2.016% (LIBOR 3M + 0.080%), 1/24/2020[e]	15,002,650
10,000,000	2.328% (LIBOR 3M + 0.190%), 3/11/2020[e]	10,005,931
	Barclays Bank plc
15,000,000	2.170%, 11/29/2019[b,d]	14,980,087
	Barton Capital SA
10,000,000	2.130%, 11/26/2019[b,d]	9,988,444
	Berkshire Hathaway Finance Corporation
14,000,000	2.330% (LIBOR 3M + 0.320%), 1/10/2020[e]	14,009,799
	Branch Banking and Trust Company
13,494,000	2.451% (LIBOR 3M + 0.450%), 1/15/2020[e]	13,500,376
	CAFCO, LLC
2,803,000	2.110%, 11/6/2019[b,d]	2,802,201
10,000,000	2.110%, 11/8/2019[b,d]	9,996,202
16,400,000	2.140%, 11/12/2019[b,d]	16,390,685
	Chariot Funding, LLC
10,000,000	2.070%, 1/6/2020[b]	9,966,519
5,000,000	2.050%, 1/10/2020[b]	4,982,161
10,000,000	2.050%, 1/15/2020[b]	9,961,514
15,000,000	1.990%, 1/16/2020[b]	14,941,448
16,000,000	1.990%, 1/21/2020[b]	15,932,979
20,000,000	2.080%, 1/24/2020[b]	19,912,781
15,000,000	2.180% (LIBOR 1M + 0.190%), 2/5/2020[b,e]	15,005,290
	Ciesco, LLC
10,000,000	2.040%, 3/18/2020[b,d]	9,927,797
11,200,000	1.800%, 4/8/2020[b,d]	11,106,766
	Citibank NA
34,000,000	2.573% (LIBOR 3M + 0.320%), 5/1/2020[e]	34,041,662
25,059,000	2.632% (LIBOR 3M + 0.500%), 6/12/2020[e]	25,131,045
	Citigroup Global Markets, Inc.
15,000,000	2.310%, 1/7/2020[b]	14,950,898
	Citigroup, Inc.
10,382,000	2.450%, 1/10/2020	10,387,295
14,537,000	2.800% (LIBOR 3M + 0.790%), 1/10/2020[e]	14,549,284

Principal Amount	Financials (43.5%)[a]	Value
	Commonwealth Bank of Australia
$32,650,000	2.584% (LIBOR 3M + 0.450%), 3/10/2020[b,e]	$32,700,446
	Cooperatieve Rabobank UA
15,000,000	2.142% (LIBOR 3M + 0.140%), 1/17/2020[b,e]	15,003,933
	Credit Suisse AG/New York NY
6,541,000	2.670%, 12/23/2019	6,548,207
	Dealers Capital Access Trust, LLC
10,000,000	1.850%, 11/12/2019	9,994,527
2,963,000	1.900%, 11/14/2019	2,961,101
25,000,000	2.070%, 11/18/2019	24,979,300
8,000,000	2.050%, 12/16/2019	7,982,285
15,000,000	1.970%, 1/14/2020	14,943,906
5,000,000	1.920%, 1/23/2020	4,978,953
	Fairway Finance Company, LLC
18,600,000	1.940%, 3/16/2020[b,d]	18,467,635
	Goldman Sachs Group, Inc.
23,424,000	2.927% (LIBOR 3M + 0.800%), 12/13/2019[e]	23,446,212
	ING Bank NV
15,338,000	2.450%, 3/16/2020[b]	15,367,521
10,450,000	3.094% (LIBOR 3M + 0.970%), 8/17/2020[b,e]	10,518,756
	ING Funding, LLC
20,000,000	2.276% (LIBOR 3M + 0.170%), 9/23/2020[b,d,e]	20,000,027
	JP Morgan Securities, LLC
25,000,000	1.990% (LIBOR 1M + 0.140%), 11/22/2019[e]	25,002,432
	Jupiter Securitization Company, LLC
15,000,000	2.150%, 11/15/2019[b,d]	14,988,937
	La Fayette Asset Securitization, LLC
10,464,000	2.200%, 11/5/2019[b,d]	10,461,428
	Liberty Street Funding, LLC
15,000,000	2.230%, 12/2/2019[b,d]	14,975,973
10,000,000	2.070%, 1/6/2020[b,d]	9,966,072
15,000,000	2.060%, 1/14/2020[b,d]	14,943,281
15,000,000	2.080%, 1/24/2020[b,d]	14,936,073
	Lloyds Bank plc
15,000,000	2.123% (LIBOR 1M + 0.300%), 4/20/2020[e]	15,000,061
	LMA Americas, LLC
8,925,000	2.010%, 11/7/2019[b,d]	8,922,084
4,235,000	2.170%, 11/8/2019[b,d]	4,233,414
	Macquarie Bank, Ltd.
10,000,000	2.100%, 12/12/2019[b]	9,979,700
25,000,000	2.140%, 12/19/2019[b]	24,940,723
25,000,000	2.140%, 12/27/2019[b]	24,931,679
	MetLife Short Term Funding, LLC
31,150,000	2.050%, 11/15/2019[b,d]	31,127,286
20,000,000	2.050%, 11/27/2019[b,d]	19,974,785
25,000,000	2.000%, 1/16/2020[b,d]	24,907,653
7,500,000	2.000%, 1/21/2020[b,d]	7,470,600
25,000,000	2.010%, 1/31/2020[b,d]	24,890,558
10,200,000	2.000%, 2/24/2020[b,d]	10,142,385
	Metropolitan Life Global Funding I
25,865,000	2.532% (LIBOR 3M + 0.400%), 6/12/2020[b,e]	25,917,725
	Mitsubishi UFJ Trust & Banking Corporation
15,000,000	2.260%, 11/22/2019	15,003,332

The accompanying Notes to Financial Statements are an integral part of this schedule.

29

SHORT-TERM RESERVE FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Financials (43.5%)[a]	Value
	Mitsubishi UFJ Trust and Banking Corporation
$25,000,000	1.940%, 1/29/2020	$25,000,609
10,000,000	1.940%, 2/25/2020	10,000,303
	Mizuho Bank Ltd
15,000,000	2.331% (LIBOR 3M + 0.330%), 4/15/2020[e]	15,016,047
	Mizuho Bank, Ltd.
20,000,000	2.010%, 2/7/2020	20,002,926
	National Australia Bank, Ltd.
10,000,000	2.222% (LIBOR 1M + 0.190%), 5/1/2020[b,e]	9,999,273
23,857,000	2.660% (LIBOR 3M + 0.510%), 5/22/2020[b,e]	23,922,130
	National Bank of Canada
7,180,000	2.692% (LIBOR 3M + 0.560%), 6/12/2020[e]	7,199,099
7,090,000	2.596% (LIBOR 3M + 0.330%), 11/2/2020[e]	7,105,879
	Natixis NY
10,000,000	3.170%, 12/12/2019	10,015,714
6,330,000	2.750%, 12/19/2019	6,338,164
	Nederlandse Waterschapsbank NV
32,000,000	2.178%, 11/27/2019[b]	31,960,544
10,000,000	2.091% (LIBOR 1M + 0.080%), 12/3/2019[b,e]	10,000,487
15,000,000	2.030%, 12/4/2019[b]	14,976,441
35,000,000	2.014%, 12/27/2019[b]	34,902,688
25,000,000	1.890%, 2/24/2020[b]	24,855,725
10,000,000	2.000%, 3/9/2020[b]	9,935,000
	New York Life Global Funding
32,005,000	2.066% (LIBOR 3M + 0.100%), 1/21/2020[b,e]	32,014,564
5,500,000	2.282% (LIBOR 3M + 0.270%), 4/9/2020[b,e]	5,506,287
15,580,000	2.259% (LIBOR 3M + 0.160%), 10/1/2020[b,e]	15,598,343
	Nieuw Amsterdam Receivables Corporation
5,935,000	1.850%, 11/8/2019[b,d]	5,932,666
6,000,000	2.050%, 2/10/2020[b,d]	5,969,366
	Nordea Bank Abp
12,448,000	2.587% (LIBOR 3M + 0.470%), 5/29/2020[b,e]	12,477,950
	Old Line Funding, LLC
15,000,000	2.100%, 11/13/2019[b,d]	14,990,857
25,000,000	2.070%, 1/27/2020[b,d]	24,891,345
15,000,000	2.070% (FEDL 1M + 0.250%), 1/28/2020[b,d,e]	14,999,994
25,000,000	2.010%, 3/13/2020[b,d]	24,832,500
6,350,000	1.910%, 4/20/2020[b,d]	6,296,937
	PNC Bank NA
25,000,000	2.484% (LIBOR 3M + 0.360%), 5/19/2020[e]	25,044,124
	Pricoa Short Term Funding, LLC
25,000,000	2.000%, 1/30/2020[b]	24,886,250
15,000,000	2.050%, 2/12/2020[b]	14,921,783
10,000,000	1.970%, 3/4/2020[b]	9,937,153
15,000,000	1.850%, 3/30/2020[b]	14,886,310
5,500,000	1.850%, 4/20/2020[b]	5,453,988
	Royal Bank of Canada
5,000,000	2.141% (LIBOR 3M + 0.140%), 1/16/2020[b,e]	5,001,292

Principal Amount	Financials (43.5%)[a]	Value
$10,000,000	2.518% (LIBOR 3M + 0.380%), 3/2/2020[e]	$10,009,811
15,000,000	2.120% (FEDL 1M + 0.300%), 3/16/2020[b,e]	15,001,639
15,000,000	2.101% (LIBOR 1M + 0.180%), 4/14/2020[b,e]	14,998,986
10,000,000	2.100% (FEDL 1M + 0.280%), 4/27/2020[e]	10,000,472
15,000,000	2.170% (FEDL 1M + 0.350%), 7/24/2020[b,e]	14,999,971
10,000,000	2.044% (LIBOR 1M + 0.240%), 8/26/2020[b,e]	9,997,236
	Simon Property Group, LP
25,000,000	2.080%, 12/18/2019[b]	24,943,000
25,000,000	2.080%, 12/19/2019[b]	24,941,711
	Skandinaviska Enskilda Banken
20,000,000	2.172% (LIBOR 3M + 0.170%), 10/16/2020[e]	20,001,837
	Skandinaviska Enskilda Banken AB
5,730,000	2.100%, 11/19/2019[b]	5,724,587
10,000,000	2.090%, 12/3/2019[b]	9,983,491
18,012,000	2.050%, 12/27/2019[b]	17,958,128
25,000,000	2.050%, 12/31/2019[b]	24,919,514
25,000,000	2.020%, 2/19/2020[b]	24,852,771
10,000,000	2.046% (LIBOR 1M + 0.200%), 7/20/2020[e]	9,997,210
	Sumitomo Mitsui Banking Corporation
10,000,000	2.250%, 11/14/2019	10,001,688
19,995,000	2.352% (LIBOR 3M + 0.350%), 1/17/2020[e]	20,013,655
11,100,000	2.040%, 2/3/2020	11,102,737
10,000,000	1.950%, 4/22/2020	9,998,565
	Sumitomo Mitsui Trust Bank, Ltd.
10,000,000	2.191% (LIBOR 1M + 0.260%), 4/14/2020[e]	10,000,080
	Suncorp-Metway, Ltd.
23,600,000	2.070%, 1/22/2020[b]	23,493,735
	Svenska Handelsbanken
10,000,000	2.262% (LIBOR 1M + 0.230%), 5/1/2020[e]	10,002,054
	Svenska Handelsbanken AB
13,900,000	3.029% (LIBOR 3M + 0.930%), 10/1/2020[e]	14,001,596
	Svenska Handelsbanken NY
21,000,000	2.374% (LIBOR 3M + 0.210%), 12/19/2019[e]	21,006,416
10,000,000	2.172% (LIBOR 3M + 0.040%), 2/26/2020[e]	10,001,835
10,000,000	2.046% (LIBOR 1M + 0.200%), 5/19/2020[e]	9,999,201
10,000,000	2.046% (LIBOR 1M + 0.200%), 5/20/2020[e]	9,999,101
	Toronto Dominion Bank
10,000,000	2.130% (LIBOR 1M + 0.280%), 7/23/2020[b,e]	10,000,448
	Toronto-Dominion Bank
15,000,000	2.449% (LIBOR 3M + 0.210%), 11/6/2019[b,e]	15,000,158
15,000,000	2.367% (LIBOR 3M + 0.080%), 8/5/2020[e]	14,999,998
10,000,000	2.190% (FEDL 1M + 0.370%), 9/8/2020[e]	10,000,802
10,000,000	2.399% (LIBOR 3M + 0.260%), 9/17/2020[e]	10,017,700

The accompanying Notes to Financial Statements are an integral part of this schedule.

30

SHORT-TERM RESERVE FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Financials (43.5%)[a]	Value
	Toronto-Dominion Holdings USA, Inc.
$4,950,000	2.230%, 11/12/2019	$4,950,742
	U.S. Bank NA
20,000,000	2.127% (LIBOR 3M + 0.125%), 1/17/2020[e]	20,007,260
4,900,000	2.256% (LIBOR 3M + 0.320%), 1/24/2020[e]	4,902,834
25,000,000	2.186% (LIBOR 3M + 0.250%), 7/24/2020[e]	25,019,859
	Ventas Realty, LP
10,000,000	2.150%, 11/12/2019[b,d]	9,993,123
	Victory Receivables Corporation
10,115,000	1.870%, 12/9/2019[b,d]	10,095,177
5,675,000	2.150%, 1/7/2020[b,d]	5,655,298
15,000,000	2.100%, 1/13/2020[b,d]	14,943,143
	Wells Fargo Bank NA
22,653,000	2.762% (LIBOR 3M + 0.650%), 12/6/2019[e]	22,669,902
25,000,000	2.231% (LIBOR 3M + 0.230%), 1/15/2020[e]	25,015,700
25,000,000	2.120% (FEDL 1M + 0.300%), 3/3/2020[e]	25,000,001
15,000,000	2.196% (LIBOR 3M + 0.060%), 3/20/2020[e]	15,002,807
15,000,000	2.136% (LIBOR 3M + 0.030%), 3/25/2020[e]	15,000,541
10,000,000	2.110% (FEDL 1M + 0.290%), 4/6/2020[e]	10,000,419
15,000,000	2.480%, 4/30/2020	15,060,848
10,000,000	2.130% (FEDL 1M + 0.310%), 5/19/2020[e]	9,999,997
25,000,000	2.134% (LIBOR 1M + 0.220%), 7/15/2020[e]	25,001,197
10,000,000	2.154% (LIBOR 1M + 0.240%), 8/14/2020[e]	10,000,433
15,000,000	2.151% (LIBOR 1M + 0.260%), 9/16/2020[e]	15,001,285
	Welltower, Inc.
10,000,000	2.050%, 11/25/2019[b]	9,985,903
	Westpac Banking Corporation
25,000,000	2.050%, 12/19/2019[b,d]	24,936,947
16,603,000	2.542% (LIBOR 3M + 0.430%), 3/6/2020[e]	16,626,406
23,351,000	2.438% (LIBOR 3M + 0.280%), 5/15/2020[e]	23,382,461
	Westpac Banking Corporation of New York
10,000,000	2.249% (LIBOR 3M + 0.040%), 2/7/2020[e]	10,001,539
15,000,000	2.221% (LIBOR 3M + 0.040%), 2/11/2020[e]	15,002,446
15,000,000	2.120% (FEDL 1M + 0.300%), 2/14/2020[e]	15,003,294
15,000,000	2.188% (LIBOR 3M + 0.050%), 6/3/2020[e]	14,999,960
10,000,000	2.177% (LIBOR 3M + 0.050%), 6/5/2020[e]	9,999,972

	Total	2,560,368,349

Principal Amount	Foreign (5.8%)[a]	Value
	Caisse des Depots et Consignations
5,000,000	2.000%, 3/16/2020[b]	4,966,131

Principal Amount	Foreign (5.8%)[a]	Value
	Erste Abwicklungsanstalt
$10,000,000	2.160%, 11/14/2019[b]	$9,993,976
15,000,000	2.220%, 11/18/2019[b]	14,988,330
16,950,000	2.070%, 11/19/2019[b]	16,936,062
30,000,000	2.000%, 1/7/2020[b]	29,903,610
25,000,000	2.031% (LIBOR 1M + 0.110%), 1/13/2020[b,e]	25,003,932
25,000,000	2.030%, 2/11/2020[b]	24,872,538
10,000,000	2.020%, 3/10/2020[b]	9,934,682
10,000,000	2.000%, 3/18/2020[b]	9,931,079
10,000,000	2.030%, 3/20/2020[b]	9,930,205
	Kells Funding, LLC
25,000,000	2.090%, 11/20/2019[b,d]	24,976,250
15,000,000	2.090%, 12/3/2019[b,d]	14,976,171
25,000,000	2.092%, 12/5/2019[b,d]	24,957,830
15,000,000	2.000%, 1/14/2020[b,d]	14,943,906
10,000,000	1.960%, 1/27/2020[b,d]	9,955,584
20,000,000	2.045%, 2/7/2020[b,d]	19,900,890
5,025,000	2.040%, 2/11/2020[b,d]	4,999,208
10,000,000	2.050%, 3/23/2020[b,d]	9,928,000
4,350,000	2.060%, 3/25/2020[b,d]	4,318,192
	KFW
25,000,000	2.070%, 2/19/2020[b,d]	24,861,173
25,000,000	2.010%, 2/21/2020[b,d]	24,858,515
5,750,000	2.000%, 3/10/2020[b,d]	5,712,128

	Total	340,848,392

Principal Amount	Technology (2.2%)[a]	Value
	Apple, Inc.
13,305,000	2.409% (LIBOR 3M + 0.200%), 2/7/2020[e]	13,311,510
25,000,000	2.476% (LIBOR 3M + 0.300%), 5/6/2020[e]	25,035,179
26,183,000	2.251% (LIBOR 3M + 0.070%), 5/11/2020[e]	26,190,314
	Intel Corporation
49,800,000	2.261% (LIBOR 3M + 0.080%), 5/11/2020[e]	49,813,387
	International Business Machines Corporation
15,120,000	2.166% (LIBOR 3M + 0.230%), 1/27/2020[e]	15,126,255

	Total	129,476,645

Principal Amount	Transportation (1.7%)[a]	Value
	Canadian National Railway Company
10,000,000	2.030%, 12/6/2019[b,d]	9,983,300
25,000,000	1.990%, 12/10/2019[b,d]	24,953,250
14,100,000	1.990%, 1/21/2020[b,d]	14,043,089
	Canadian Pacific Railway Company
5,000,000	2.090%, 11/15/2019[b]	4,995,688
4,150,000	1.860%, 11/21/2019[b]	4,145,086
18,000,000	2.180%, 12/6/2019[b]	17,963,460
15,000,000	2.170%, 12/11/2019[b]	14,965,321
7,000,000	2.200%, 12/18/2019[b]	6,980,941

	Total	98,030,135

The accompanying Notes to Financial Statements are an integral part of this schedule.

31

SHORT-TERM RESERVE FUND

Schedule of Investments as of October 31, 2019

Principal Amount	U.S. Government & Agencies (8.7%)[a]	Value
	Federal Agricultural Mortgage Corporation
$8,000,000	2.156% (LIBOR 1M + 0.140%), 6/2/2020[e]	$8,000,224
16,710,000	1.862% (LIBOR 1M + 0.040%), 7/24/2020[e]	16,711,002
25,000,000	2.092% (LIBOR 1M + 0.060%), 10/1/2020[e]	24,981,835
20,000,000	1.903% (LIBOR 1M + 0.080%), 10/23/2020[e]	19,996,120
	Federal Farm Credit Bank
20,000,000	1.940% (FEDL 1M + 0.120%), 2/18/2020[e]	20,001,718
9,000,000	1.896% (LIBOR 1M + 0.050%), 2/21/2020[e]	9,002,696
6,250,000	1.786% (LIBOR 1M + (0.060)%), 7/20/2020[e]	6,243,368
25,000,000	1.910% (FEDL 1M + 0.090%), 7/30/2020[e]	25,007,850
25,000,000	1.960% (LIBOR 1M + 0.020%), 9/9/2020[e]	24,984,477
10,000,000	1.913% (LIBOR 1M + 0.035%), 9/18/2020[e]	9,994,674
25,000,000	1.787% (USBMMY 3M + 0.160%), l/19/2021[e]	25,007,042
25,000,000	1.844% (LIBOR 1M + 0.040%), 1/28/2021[e]	24,985,063
10,120,000	1.940% (FEDL 1M + 0.120%), 2/9/2021[e]	10,110,417
15,000,000	1.905% (FEDL 1M + 0.085%), 3/10/2021[e]	14,975,868
15,010,000	1.901% (LIBOR 3M + (0.035)%), 4/30/2021[e]	15,005,569
25,000,000	2.192% (LIBOR 1M + 0.160%), 7/1/2021[e]	25,017,934
15,000,000	1.891% (LIBOR 1M + FLAT), 7/16/2021[e]	14,969,833
25,100,000	1.940% (LIBOR 1M + FLAT), 8/9/2021[e]	25,043,803
14,140,000	1.932% (LIBOR 1M + 0.110%), 9/24/2021[e]	14,130,781
15,000,000	2.157% (LIBOR 1M + 0.160%), 10/4/2021[e]	15,003,238
	Federal Home Loan Bank
16,880,000	1.980% (LIBOR 1M + (0.010)%), 1/7/2020[e]	16,879,071
11,000,000	1.920% (LIBOR 1M +(0.070)%), 2/7/2020[e]	10,996,031
10,000,000	1.873% (LIBOR 1M + 0.050%), 3/25/2020[e]	9,999,202
3,700,000	1.746% (LIBOR 3M + (0.240)%), 4/13/2020[e]	3,697,498
9,760,000	1.686% (LIBOR 3M + (0.250)%), 4/30/2020[e]	9,753,425
10,000,000	2.066% (LIBOR 1M + 0.050%), 5/1/2020[e]	10,001,625
20,000,000	2.076% (LIBOR 1M + 0.060%), 6/10/2020[e]	20,003,892
10,670,000	1.954% (LIBOR 1M + 0.150%), 9/28/2020[e]	10,678,973
38,800,000	1.804% (LIBOR 1M + FLAT), 10/26/2020[e]	38,775,675
4,000,000	2.010% (LIBOR 3M + (0.135)%), 12/18/2020[e]	3,996,409
9,000,000	1.920% (SOFRRATE + 0.100%), 12/23/2020[e]	8,993,662

Principal Amount	U.S. Government & Agencies (8.7%)[a]	Value
	U.S. Treasury Notes
$6,245,000	1.682% (USBMMY 3M + 0.045%), 10/31/2020[e]	$6,237,795
15,000,000	1.752% (USBMMY 3M + 0.115%), l/31/2021[e]	14,983,084

	Total	514,169,854

Principal Amount	U.S. Municipals (1.0%)[a]	Value
	Los Angeles County Metropolitan Transportation Auth.
4,500,000	2.120%, 12/5/2019[d]	4,501,395
	State of California
21,470,000	2.080%, 11/25/2019[d]	21,472,791
	State of Tennessee
5,000,000	2.280%, 11/5/2019[d]	5,000,050
10,000,000	2.250%, 11/21/2019[d]	10,000,800
10,000,000	2.150%, 12/11/2019[d]	10,000,500
5,000,000	2.150%, 12/17/2019[d]	5,000,950

	Total	55,976,486

Principal Amount	Utilities (3.7%)[a]	Value
	American Electric Power Company, Inc.
10,000,000	2.020%, 11/4/2019[b]	9,997,730
15,000,000	2.050%, 11/15/2019[b]	14,987,063
	Centerpoint Energy, Inc.
10,000,000	2.100%, 11/12/2019[b]	9,993,457
15,000,000	2.030%, 11/22/2019[b]	14,982,308
	Dominion Energy, Inc.
10,000,000	2.120%, 11/19/2019[b]	9,989,218
13,909,000	2.180%, 11/21/2019[b]	13,892,529
15,000,000	2.070%, 12/5/2019[b]	14,970,396
17,000,000	2.070%, 12/9/2019[b]	16,962,614
	DTE Electric Company
12,000,000	2.000%, 11/7/2019	11,995,683
	Duke Energy Corporation
5,000,000	2.050%, 11/5/2019[b]	4,998,580
	Enbridge, Inc.
21,128,000	2.410% (LIBOR 3M + 0.400%), 1/10/2020[e]	21,139,406
	National Rural Utilities Cooperative Finance Corporation
5,130,000	2.000%, 1/27/2020	5,130,799
	PPL Capital Funding, Inc.
4,780,000	2.080%, 11/4/2019[b,d]	4,778,915
7,090,000	1.910%, 11/6/2019[b,d]	7,087,580
	TransCanada American Investments, Ltd.
6,000,000	2.150%, 11/8/2019[b]	5,997,264
9,000,000	2.190%, 12/12/2019[b]	8,978,685
10,000,000	2.170%, 1/13/2020[b]	9,956,751
5,000,000	2.120%, 1/23/2020[b]	4,975,337
	Virginia Electric & Power Company
15,000,000	2.250%, 11/5/2019	14,996,156

The accompanying Notes to Financial Statements are an integral part of this schedule.

32

SHORT-TERM RESERVE FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Utilities (3.7%)[a]	Value
$15,000,000	2.100%, 12/6/2019	$14,971,200

	Total	220,781,671

	Total Investments (cost $5,924,039,946) 100.7%	$5,925,035,785

	Other Assets and Liabilities, Net (0.7)%	(40,092,518)

	Total Net Assets 100.0%	$5,884,943,267

a	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
b

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2019, the value of these investments was $3,232,663,639 or 54.9% of total net assets.

c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.

e

Denotes variable rate securities. The rate shown is as of October 31, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

Definitions:
Auth. -	Authority
Ser. -	Series

Reference Rate Index:

FEDL 1M -	Federal Funds 1 Month Rate
LIBOR 1M -	ICE Libor USD Rate 1 Month
LIBOR 3M -	ICE Libor USD Rate 3 Month
SOFRRATE -	Secured Overnight Financing Rate
USBMMY 3M -	U. S. Treasury Bill Rate 3 Month Money Market Yield

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$1,284,120
Gross unrealized depreciation	(288,281)

Net unrealized appreciation (depreciation)	$995,839

Cost for federal income tax purposes	$5,924,039,946

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2019, in valuing Short-Term Reserve Fund’s assets carried at fair value or amortized cost, which approximates fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Asset-Backed Securities	517,183,584	–	517,183,584	–
Basic Materials	76,593,283	–	76,593,283	–
Capital Goods	251,673,127	–	251,673,127	–
Communications Services	76,429,766	–	76,429,766	–
Consumer Cyclical	512,646,077	–	512,646,077	–
Consumer Non-Cyclical	340,664,414	–	340,664,414	–
Energy	230,194,002	–	230,194,002	–
Financials	2,560,368,349	–	2,560,368,349	–
Foreign	340,848,392	–	340,848,392	–
Technology	129,476,645	–	129,476,645	–
Transportation	98,030,135	–	98,030,135	–
U.S. Government & Agencies	514,169,854	–	514,169,854	–
U.S. Municipals	55,976,486	–	55,976,486	–
Utilities	220,781,671	–	220,781,671	–

Total Investments at Value	$5,925,035,785	$–	$5,925,035,785	$–

There were no significant transfers between Levels during the period ended October 31, 2019. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT CORE FUNDS

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2019	Emerging Markets Debt Fund	International Equity Fund		Low Volatility Equity Fund	Short-Term Reserve Fund

Assets
Investments in unaffiliated securities at cost	$791,453,116	$798,259,477		$891,099,193	$5,924,039,946
Investments in affiliated securities at cost	$19,004,694	$16,253,882		$1,503,905	$–
Investments in unaffiliated securities at value (#)	822,649,450	823,470,352		1,026,289,813	5,925,035,785
Investments in affiliated securities at value	19,004,694	16,253,882		1,503,905	–
Cash	–	–		–	154,352
Dividends and interest receivable	9,406,494	5,294,702		765,082	8,509,709
Prepaid expenses	2,595	2,820		2,887	8,248
Prepaid trustee fees	1,085	1,086		1,085	1,085
Receivable for:
Investments sold	7,976,094	112,929,915		–	–
Total Assets	859,040,412	957,952,757		1,028,562,772	5,933,709,179
Liabilities
Distributions payable	–	–		–	11,249,450
Accrued expenses	26,068	65,471		21,815	36,298
Cash overdraft	–	105,190,888	(a)	–	–
Payable for:
Investments purchased	5,931,180	5,665,327		–	18,477,882
Investments purchased on a delayed delivery basis	–	–		–	19,000,000
Return of collateral for securities loaned	3,415,005	16,253,882		–	–
Administrative service fees	12,193	13,210		14,767	–
Director deferred compensation	850	850		836	2,282
Commitments and contingent liabilities^	–	–		–	–
Total Liabilities	9,385,296	127,189,628		37,418	48,765,912

Net Assets
Capital stock (beneficial interest)	844,373,650	846,444,154		844,618,271	5,883,905,754
Distributable earnings/(accumulated loss)	5,281,466	(15,681,025)		183,907,083	1,037,513
Total Net Assets	$849,655,116	$830,763,129		$1,028,525,354	$5,884,943,267
Shares of beneficial interest outstanding	86,421,284	85,827,039		85,031,281	588,391,042
Net asset value per share	$9.83	$9.68		$12.10	$10.00
(#) Includes securities on loan of	$3,328,862	$15,310,312		$–	$–

(a)	Includes foreign currency holdings of $16,717 (cost $14,792).
^	Commitments and contingent liabilities accrual. Additional information can be found in the accompanying Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT CORE FUNDS

STATEMENT OF OPERATIONS

For the year ended October 31, 2019	Emerging Markets Debt Fund	International Equity Fund	Low Volatility Equity Fund	Short-Term Reserve Fund
Investment Income
Dividends	$–	$34,921,181	$21,213,007	$–
Interest	35,718,264	3,108	–	133,965,209
Affiliated income from securities loaned, net	14,647	285,896	115,388	–
Income from affiliated investments	293,600	53,985	46,910	–
Foreign tax withholding	–	(3,143,722)	(9,064)	–
Total Investment Income	36,026,511	32,120,448	21,366,241	133,965,209

Expenses
Administrative service fees	203,343	224,277	235,851	90,000
Amortization of offering costs	–	213	2,419	–
Audit and legal fees	35,136	35,995	36,844	47,343
Custody fees	17,738	169,046	15,265	84,161
Insurance expenses	6,111	6,704	6,756	20,395
Printing and postage expenses	4,841	5,724	3,805	3,932
SEC and state registration expenses	12,430	14,605	4,364	–
Transfer agent fees	30,000	30,000	30,000	30,000
Directors’ fees	7,129	7,129	7,129	7,152
Pricing service fees	12,772	12,979	1,095	78,097
Other expenses	13,221	13,783	12,171	12,260
Total Expenses Before Reimbursement	342,721	520,455	355,699	373,340
Less:

Total Net Expenses	342,721	520,455	355,699	373,340

Net Investment Income/(Loss)	35,683,790	31,599,993	21,010,542	133,591,869
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	(23,546,584)	(55,287,674)	31,695,278	54,362
Futures contracts	(317,792)	–	–	–
Foreign currency transactions	–	(121,474)	–	–
Change in net unrealized appreciation/(depreciation) on:
Investments	87,122,791	98,321,764	116,146,861	1,671,179
Foreign currency transactions	–	23,012	–	–
Net Realized and Unrealized Gains/(Losses)	63,258,415	42,935,628	147,842,139	1,725,541

Net Increase/(Decrease) in Net Assets Resulting From Operations	$98,942,205	$74,535,621	$168,852,681	$135,317,410

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT CORE FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	Emerging Markets Debt Fund		International Equity Fund
For the periods ended	10/31/2019	10/31/2018	10/31/2019	10/31/2018(a)

Operations
Net investment income/(loss)	$35,683,790	$26,455,691	$31,599,993	$26,126,324
Net realized gains/(losses)	(23,864,376)	(2,183,543)	(55,409,148)	(13,331,863)
Change in net unrealized appreciation/(depreciation)	87,122,791	(50,984,782)	98,344,776	(73,168,153)
Net Change in Net Assets Resulting From Operations	98,942,205	(26,712,634)	74,535,621	(60,373,692)
Distributions to Shareholders
From net investment income/net realized gains	(35,639,665)	(26,395,545)	(28,842,752)	(1,001,317)
Total Distributions to Shareholders	(35,639,665)	(26,395,545)	(28,842,752)	(1,001,317)

Capital Stock Transactions
Sold	67,982,283	183,634,669	90,000,000	858,700,000
Distributions reinvested	35,639,665	7,978,341	28,842,752	1,001,317
In-kind contributions	–	124,931,300	–	–
Redeemed	(1,500,000)	(960,000)	(132,000,000)	(98,800)
Total Capital Stock Transactions	102,121,948	315,584,310	(13,157,248)	859,602,517
Net Increase/(Decrease) in Net Assets	165,424,488	262,476,131	32,535,621	798,227,508
Net Assets, Beginning of Period	684,230,628	421,754,497	798,227,508	–
Net Assets, End of Period	$849,655,116	$684,230,628	$830,763,129	$798,227,508

Capital Stock Share Transactions
Sold	7,131,069	19,060,690	10,158,014	85,911,466
Distributions reinvested	3,726,079	874,746	3,393,265	98,749
In-kind contributions	–	13,123,036	–	–
Redeemed	(152,905)	(105,048)	(13,724,455)	(10,000)

Total Capital Stock Share Transactions	10,704,243	32,953,424	(173,176)	86,000,215

(a)	For the period from November 14, 2017 (inception) through October 31, 2018.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT CORE FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Low Volatility Equity Fund		Short-Term Reserve Fund
For the periods ended	10/31/2019	10/31/2018(a)	10/31/2019	10/31/2018

Operations
Net investment income/(loss)	$21,010,542	$10,615,382	$133,591,869	$99,124,768
Net realized gains/(losses)	31,695,278	19,013,033	54,362	(17,348)
Change in net unrealized appreciation/(depreciation)	116,146,861	19,043,759	1,671,179	(538,217)
Net Change in Net Assets Resulting From Operations	168,852,681	48,672,174	135,317,410	98,569,203
Distributions to Shareholders
From net investment income/net realized gains	(33,622,761)	–	(133,591,869)	(99,185,270)
Total Distributions to Shareholders	(33,622,761)	–	(133,591,869)	(99,185,270)

Capital Stock Transactions
Sold	16,000,000	825,099,999	12,695,297,830	12,052,138,996
Distributions reinvested	33,622,761	–	–	–
Redeemed	(30,000,000)	(99,500)	(11,666,628,886)	(12,185,182,945)
Total Capital Stock Transactions	19,622,761	825,000,499	1,028,668,944	(133,043,949)

Net Increase/(Decrease) in Net Assets	154,852,681	873,672,673	1,030,394,485	(133,660,016)
Net Assets, Beginning of Period	873,672,673	–	4,854,548,782	4,988,208,798
Net Assets, End of Period	$1,028,525,354	$873,672,673	$5,884,943,267	$4,854,548,782

Capital Stock Share Transactions
Sold	1,337,793	82,874,125	1,269,529,784	1,205,213,900
Distributions reinvested	3,337,724	–	–	–
Redeemed	(2,508,361)	(10,000)	(1,166,662,889)	(1,218,518,295)

Total Capital Stock Share Transactions	2,167,156	82,864,125	102,866,895	(13,304,395)

(a)	For the period from February 28, 2018 (inception) through October 31, 2018.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT CORE FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

1) ORGANIZATION

Thrivent Core Funds (the “Trust”) was organized as a Delaware statutory trust on March 18, 2016, and is registered as an open-end management investment company under the Investment Company Act of 1940. The Trust is established solely for investment by other Thrivent entities. The Trust is divided into four separate series, each with its own investment objective and policies (each, a “Fund” and, collectively, the “Funds”). The four series of the Trust are Thrivent Core Emerging Markets Debt Fund, which is non-diversified, and Thrivent Core International Equity Fund, Thrivent Core Low Volatility Equity Fund, and Thrivent Core Short-Term Reserve Fund, which are diversified. Thrivent Core Short-Term Reserve Fund serves as a cash sweep vehicle for Thrivent Mutual Funds, Thrivent Series Fund, Inc., and Thrivent Church Loan and Income Fund.

The Funds are each an investment company which follows the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 – Financial Services – Investment Companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments —Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last sale price on the principal exchange or the official closing price of the national market system. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Trust’s Board of Trustees (“Board”). The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Investments in open-ended mutual funds are valued at the net asset value at the close of each business day.

The Board has delegated responsibility for daily valuation of the Funds’ securities to the investment adviser, Thrivent Asset Management, LLC (the “Adviser”). The Adviser has formed a Valuation Committee (“Committee”) that is responsible for overseeing the Funds’ valuation policies in accordance with Valuation Policies and Procedures. The Committee meets on a monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, money market pricing, international fair valuation, and other securities requiring fair valuation.

The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events warrant using fair value estimates, the Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

In accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the various inputs used to determine the fair value of the Funds’ investments are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities, typically included in this level are U.S. equity securities, futures, options and registered investment company funds. Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically included in this level are fixed income securities, international securities, swaps and forward contracts. Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith under procedures established by the Board. The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments. Investments measured using net asset value per share as a practical expedient for fair value and that are not publicly available-for-sale are not categorized within the fair value hierarchy.

Valuation of International Securities — The Funds value certain foreign securities traded on foreign exchanges that close prior to the close of the New York Stock Exchange using a fair value pricing service. The fair value pricing service uses a multi-factor model that may take into account the

THRIVENT CORE FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

local close, relevant general and sector indices, currency fluctuation, prices of other securities (including ADRs, New York registered shares, and ETFs), and futures, as applicable, to determine price adjustments for each security in order to reflect the effects of post-closing events. The Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board.

Foreign Currency Translation — The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from closed currency contracts, disposition of foreign currencies, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

Federal Income Taxes — No provision has been made for income taxes because each Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Fund is treated as a separate taxable entity for federal income tax purposes. Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

GAAP requires management of the Funds (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Adviser analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Funds include U.S. Federal, Minnesota, Wisconsin, and Massachusetts as well as certain foreign countries. As of October 31, 2019, open U.S. Federal, Minnesota, Wisconsin and Massachusetts tax years include tax years ended October 31, 2016 through 2019. The Funds have no examinations in progress and none are expected at this time.

As of October 31, 2019, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to each Fund’s tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds also are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Expenses and Income — Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis.

Interest income is accrued daily on all debt securities, as is accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income and capital gain distributions are recorded on the ex-dividend date. However, certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Non-cash income, if any, is recorded at the fair market value of the securities received.

Distributions to Shareholders — Net investment income is distributed to each shareholder as a dividend. Dividends from Emerging Markets Debt Fund are declared and distributed monthly. Dividends from International Equity Fund and Low Volatility Equity Fund are declared and distributed annually. Dividends from Short-Term Reserve Fund are declared daily and distributed monthly. Net realized gains from securities transactions, if any, are distributed at least annually after the close of the fiscal year.

Derivative Financial Instruments — Certain Funds may invest in derivatives. Derivatives, a category that includes options, futures, swaps, foreign currency forward contracts and

THRIVENT CORE FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

hybrid instruments, are financial instruments whose value is derived from another security, an index or a currency. Each applicable Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives to manage the risk of its positions in foreign securities. Each applicable Fund may also use derivatives for replication of a certain asset class or speculation (investing for potential income or capital gain). These contracts may be transacted on an exchange or over-the-counter (“OTC”).

A derivative may incur a mark to market loss if the value of the derivative decreases due to an unfavorable change in the market rates or values of the underlying derivative. Losses can also occur if the counterparty does not perform under the derivative. A Fund’s risk of loss from the counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. With exchange traded futures and centrally cleared swaps, there is minimal counterparty credit risk to the Funds because the exchange’s clearinghouse, as counterparty to such derivatives, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the derivative; thus, the credit risk is limited to the failure of the clearinghouse. However, credit risk still exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Funds. Using derivatives to hedge can guard against potential risks, but it also adds to the Funds’ expenses and can eliminate some opportunities for gains. In addition, a derivative used for mitigating exposure or replication may not accurately track the value of the underlying asset. Another risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

In order to define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically includes, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivatives’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy and insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral and margin requirements vary by type of derivative. Margin requirements are established by the broker or clearinghouse for exchange traded and centrally cleared derivatives (futures, options, and centrally cleared swaps). Brokers can ask for margining in excess of the minimum in certain situations. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts, options, swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, non-cash collateral that has been pledged to cover obligations of the Fund has been noted in the Schedule of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Options — Certain Funds may buy put and call options and write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Fund’s exposure to the underlying security while buying call options tends to increase a Fund’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Fund’s exposure to the underlying security while writing call options tends to decrease a Fund’s exposure to the underlying

THRIVENT CORE FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when a Fund has purchased an option, exercises that option, and the counterparty doesn’t buy from the Fund or sell to the Fund the underlying asset as required. In the case where a Fund has written an option, the Fund doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Fund’s collateral posting requirements. As the option increases in value to the Fund, the Fund receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Futures Contracts — Certain Funds may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Funds may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default.

During the year ended October 31, 2019, Core Emerging Markets Debt used treasury futures to manage the duration and yield curve exposure of the Fund versus the benchmark.

Foreign Currency Forward Contracts — In connection with purchases and sales of securities denominated in foreign currencies, certain Funds may enter into foreign currency forward contracts. Additionally, the Funds may enter into such contracts to mitigate currency and counterparty exposure to other foreign-currency-denominated investments. These contracts are recorded at value and the realized and change in unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the Fund is exposed to counterparty risk equal to the discounted net amount of payments to the Fund.

Swap Agreements — Certain Funds may enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at the clearinghouse end of day prices as furnished by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Daily fluctuations in the value of the centrally cleared credit default contracts are recorded in variation margin in the Statement of Assets and Liabilities and recorded as unrealized gain or loss. The Fund accrues for the periodic payment and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount recorded as realized gains or losses in the Statement of Operations. Receipts and payments received or made as a result of a credit event or termination of the contract are also recognized as realized gains or losses in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Fund’s custodian, or a third party, in connection with these agreements. Certain swap agreements are over-the-counter and the Fund is exposed to counterparty risk, which is the discounted net amount of payments owed to the Fund. This risk is partially mitigated by the Fund’s collateral posting requirements. As the swap increases in value to the Fund, the Fund receives collateral from the counterparty. Certain interest rate and credit default index swaps must be cleared through a clearinghouse or central counterparty.

Credit Default Swaps — A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees

THRIVENT CORE FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Funds may be either the protection seller or the protection buyer.

Certain Funds enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (“CDX Indices”). CDX Indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Funds sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following table presents the gross and net information about liabilities subject to master netting arrangements, as presented in the Statement of Assets and Liabilities.

				Gross Amounts Not Offset in the
				Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset	Net Amounts of Recognized Liabilities	Financial Instruments	Cash Collateral Pledged	Non-Cash Collateral Pledged(**)	Net Amount
Emerging Markets Debt Securities Lending	3,415,005	–	3,415,005	3,328,862	–	–	86,143(^)
International Equity Securities Lending	16,253,882	–	16,253,882	15,310,312	–	–	943,570(^)

(**)	Excess of collateral pledged to the counterparty may not be shown for financial reporting purposes.
(^)	Net securities lending amounts represent the net amount payable to the counterparty in the event of a default.

Securities Lending — The Trust has entered into a Securities Lending Agreement (the “Agreement”) with Goldman Sachs Bank USA doing business as Goldman Sachs Agency Lending (“GSAL”) pursuant to which GSAL provides securities lending services. The Agreement authorizes GSAL to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, loaned securities are typically initially collateralized equal to at least 102% of the market value of U.S. securities and 105% of the market value of non-U.S. securities. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. Any additional collateral is adjusted and settled on the next business day. The Trust has the ability to recall the loans at any time and could do so in order to vote proxies or sell the loaned securities. All cash collateral received is invested in Thrivent Cash Management Trust. The Funds receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Cash Management Trust, net of rebates, fees paid to GSAL for services provided and any other securities lending expenses, are included in affiliated income from securities loaned, net on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, a Fund could lose money. Generally, in the event of borrower default, a Fund has the right to use the collateral to offset any losses incurred. However, in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss. Some of these losses may be indemnified by the lending agent.

As of October 31, 2019, the value of securities on loan is as follows:

Fund	Securities on Loan
Emerging Markets Debt	$3,328,862
International Equity	15,310,312

THRIVENT CORE FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

When-Issued and Delayed Delivery Transactions — The Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Funds will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and take such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

Repurchase Agreements — A Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Funds use a third-party custodian to maintain the collateral. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, a Fund could incur a loss due to a drop in the value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Funds may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Adviser to be creditworthy. During the year ended October 31, 2019, the Funds did not engage in this type of investment.

Loan Commitments — Certain Funds may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. A Fund is obligated to fund these commitments at the borrower’s discretion; therefore, the Fund must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked to market daily, are presented in the Schedule of Investments. During the year ended October 31, 2019, none of the Funds engaged in these types of investments.

Loss Contingencies — In the event of adversary action proceedings where a Fund is a defendant, a loss contingency will not be accrued as a liability until the amount of potential damages and the likelihood of loss can be reasonably estimated.

Accounting Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Amortization of Offering Costs — The offering costs referenced in the Statement of Operations for each of International Equity Fund and Low Volatility Equity Fund are costs incurred by the Fund in order to establish it for sale. These costs generally include any legal costs associated with registering the Fund. These costs are amortized over a period of 12 months from inception.

Recent Accounting Pronouncements —

Premium Amortization on Purchased Callable Debt Securities

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 which updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, from the maturity date to the earliest call date. The update applies to securities with explicit, non-contingent call features that are callable at fixed prices and on preset dates. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption of these amendments is allowed. As such management has adopted the amendments as of the beginning of this fiscal period. Management has evaluated the implications of this guidance and the impact to the financial statement amounts and footnote disclosures and has determined there are no material impacts.

THRIVENT CORE FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

Fair Value Measurement (Topic 820)

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13 Fair Value Measurement (Topic 820). ASU No. 2018-13 updates the disclosure requirements on fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and the interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of this guidance and the impact it will have to financial statement amounts and footnote disclosures.

In-kind Contributions — During March 2018, the Thrivent Core Emerging Markets Debt Fund received an in-kind contribution which consisted of $124,931,300 in securities. As a result of the in-kind contribution, Thrivent Core Emerging Markets Debt Fund issued 13,123,036 shares at a $9.52/share net asset value. The in-kind amounts and shares issued are included in the Capital Stock Transactions of the Statement of Changes in Net Assets for Thrivent Core Emerging Markets Debt Fund. These in-kind transactions were conducted at market value. The transactions were as follows:

Contributing Fund/Portfolio	Shares Issued	In-kind Amount
Balanced Income Plus Fund	1,120,664	$10,668,722
Balanced Income Plus Portfolio	1,298,780	$12,364,385
Diversified Income Plus Fund	1,577,662	$15,019,338
Diversified Income Plus Portfolio	1,289,457	$12,275,624
Growth and Income Plus Fund	123,308	$1,173,896
Growth and Income Plus Portfolio	140,246	$1,335,143
Opportunity Income Plus Fund	6,361,609	$60,562,521
Opportunity Income Plus Portfolio	1,211,310	$11,531,671

Totals	13,123,036	$124,931,300

Other — For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains or losses on sales are determined on a specific cost identification basis, which is the same basis for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

Fees — The Trust has entered into an administration and accounting services agreement with the Adviser pursuant to which the Adviser provides certain administrative and accounting personnel and services. The Fund pays an annual fixed fee plus percentage of net assets to the Adviser. These fees are accrued daily and paid monthly. For the year ended October 31, 2019, the Adviser received aggregate fees for administrative and accounting personnel and services of $753,471 from the Trust.

The Trust has entered into an agreement with Thrivent Financial Investor Services Inc. (“Thrivent Investor Services”) to provide transfer agency services necessary to the Trust. These fees are accrued daily and paid monthly. For the year ended, October 31, 2019, Thrivent Investor Services received $120,000 for transfer agent services from the Trust.

Each Trustee who is not affiliated with the Adviser receives an annual fee from the Trust for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Trustee’s fees as if invested in a series of the Thrivent Mutual Funds. Thrivent Money Market Fund is not eligible for the deferral plan. The value of each participant’s deferred compensation account will increase or decrease as if it were invested in shares of a particular series of Thrivent Mutual Funds. Each participant’s fees as well as the change in value are included in Trustee fees in the Statement of Operations. The deferred fees remain in the appropriate Fund until distribution in accordance with the plan. The Payable for trustee deferred compensation, located in the Statement of Assets and Liabilities, is unsecured.

Those trustees not participating in the above plan received $28,273 in fees from the Trust during the year ended October 31, 2019. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent Trustees of the Trust are officers and directors of Thrivent Asset Mgt., Thrivent Investor Services and Thrivent Distributors, LLC.; however they receive no compensation from the Trust. Affiliated employees and board consultants are reimbursed for reasonable expenses incurred in relation to board meeting attendance.

Acquired Fund Fees and Expenses — The Funds may invest in other mutual funds. Fees and expenses of those underlying funds are not included in the Funds’ expense ratio. The Funds

THRIVENT CORE FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

indirectly bear their proportionate share of the annualized weighted average expense ratio for the underlying funds in which it invests.

Interfund Lending — The Funds may participate in an interfund lending program (the “Program”) pursuant to an exemptive order issued by the SEC. The Program permits the Funds to borrow cash for temporary purposes from Thrivent Core Short-Term Reserve Fund. Interest is charged to each participating Fund based on its borrowings at the average of the repo rate and bank loan rate, each as defined in the Program. Each borrowing made under the Program matures no later than seven calendar days after the date of the borrowing, and each borrowing must be securitized by a pledge of segregated collateral with a market value at least equal to 102% of the outstanding principal value of the loan. For the year ended October 31, 2019, no Funds borrowed cash through the interfund lending program.

(4) FEDERAL INCOME TAX INFORMATION

Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. The differences between book-basis and tax-basis distributable earnings are primarily attributable to timing differences in recognizing certain gains and losses on investment transactions, such as wash sales and treatment of passive foreign investment companies. At the end of the fiscal year, reclassifications between net asset accounts are made for differences that are permanent in nature. These permanent differences primarily relate to the tax treatment of organizational fees.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase/(Decrease)]:

Portfolio	Distributable earnings/ (accumulated loss)	Capital Stock
International Equity	$46	$(46)
Low Volatility Equity	1,663	(1,663)

At October 31, 2019, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income[a]	Undistributed Long- Term Capital Gain
Emerging Markets Debt	$14,220	$–
International Equity	29,929,738	–
Low Volatility Equity	27,721,696	21,481,722
Short-Term Reserve	60,826	–

(a) Undistributed Ordinary Income includes income derived from Short-Term Capital Gains.

At October 31, 2019, the following Funds had accumulated net realized capital loss carryovers as follows:

Fund	Capital Loss Carryover	Expiration
Emerging Markets Debt	$25,684,724	Unlimited
International Equity	66,516,943	Unlimited

The tax character of distributions paid during the years ended October 31, 2019 and 2018 was as follows:

	Ordinary Income a		Long-Term Capital Gain
Fund	10/31/2019	10/31/2018	10/31/2019	10/31/2018
Emerging Markets Debt	$35,639,665	$26,395,545	$–	$–
International Equity	28,842,752	1,001,317	–	–
Low Volatility Equity	33,567,673	–	55,088	–
Short-Term Reserve	133,591,869	99,124,770	–	60,500

(a)	Ordinary income includes income derived from short-term capital gains.

(5) SECURITY TRANSACTIONS

Purchases and Sales of Investment Securities — For the year ended October 31, 2019, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	In thousands
Fund	Purchases	Sales
Emerging Markets Debt	$344,455	$241,169
International Equity	774,741	788,413
Low Volatility Equity	597,002	591,021
Short-Term Reserve	1,852,951	1,381,863

Purchases and sales of U.S. Government securities were:

	In thousands
Fund	Purchases	Sales
Short-Term Reserve	$342,165	$19,697

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Funds, or affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price.

THRIVENT CORE FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

During the year ended October 31, 2019 no Funds engaged in these type of transactions.

(7) RELATED PARTY TRANSACTIONS

As of October 31, 2019, related parties held 100% of the outstanding shares of all Thrivent Core Funds. Subscription and redemption activity by concentrated accounts may have a significant effect on the operation of the Funds. In the case of a large redemption, the Funds may be forced to sell investments at inopportune times, resulting in additional losses for the Funds.

(8) SUBSEQUENT EVENTS

The Adviser of the Funds has evaluated the impact of subsequent events through the date the financial statements were issued, and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

(9) MARKET RISK

Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of a Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry. As of October 31, 2019, the following Funds had portfolio concentration greater than 25% in certain sectors.

Fund	Sector	% of Total Net Assets
Core Emerging Market Debt	Foreign Government	92.2%
Core Short-Term Reserve	Financials	43.5%

(10) SIGNIFICANT RISKS

Credit Risk — Credit risk is the risk that an issuer of a debt security to which the Fund is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Fund.

Derivatives Risk — The use of derivatives (such as futures and credit default swaps) involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Fund could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Certain derivatives may also be subject to counterparty risk, which is that the other party in the transaction will not fulfill its contractual obligations due to its financial condition, market events, or other reasons.

Emerging Markets Risk — The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Fund performance will likely be negatively affected by portfolio exposure to countries and corporations domiciled in or with revenue exposures to countries and corporations domiciled in or with revenue exposures to countries in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries, and events in any one country could cause the Fund’s share price to decline.

Equity Security Risk — Equity securities held by the Fund may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries. Equity securities are generally more volatile than most debt securities.

ETF Risk — An ETF is subject to the risks of the underlying investments that it holds. In addition, for index-based ETFs, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses) that do not apply to an index, and the Fund will indirectly bear its proportionate share of any such fees and expenses paid by the ETFs in which it invests.

Foreign Currency Risk — The value of a foreign currency may decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the Fund does not engage in extensive foreign currency hedging

THRIVENT CORE FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.

Foreign Securities Risk — Foreign securities generally carry more risk and are more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. The Fund’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Fund’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

Government Securities Risk — The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Federal Home Loan Bank, Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Federal Home Loan Banks, Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Federal Home Loan Banks, Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. government.

High Yield Risk — High yield securities – commonly known as “junk bonds” – to which the Fund is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Fund may be negatively affected. High yield securities generally have a less liquid resale market.

Interest Rate Risk — Interest rate risk is the risk that prices of debt securities decline in value when interest rates rise for debt securities that pay a fixed rate of interest. Debt securities with longer durations (a measure of price sensitivity of a bond or bond fund to changes in interest rates) or maturities (i.e., the amount of time until a bond’s issuer must pay its principal or face value) tend to be more sensitive to changes in interest rates than debt securities with shorter durations or maturities. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities.

Investment Adviser Risk — The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the adviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.

Issuer Risk — Issuer risk is the possibility that factors specific to an issuer to which the Fund is exposed will affect the market prices of the issuer’s securities and therefore the value of the Fund.

Large Cap Risk — Large-sized companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Liquidity Risk — Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.

Market Risk — Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.

Mid Cap Risk — Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less

THRIVENT CORE FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

Mortgage-Backed and Other Asset-Backed Securities Risk

— The value of mortgage-backed and asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. In addition, both mortgage-backed and asset-backed securities are sensitive to changes in the repayment patterns of the underlying security. If the principal payment on the underlying asset is repaid faster or slower than the holder of the asset-backed or mortgage-backed security anticipates, the price of the security may fall, particularly if the holder must reinvest the repaid principal at lower rates or must continue to hold the security when interest rates rise. This effect may cause the value of the Fund to decline and reduce the overall return of the Fund.

Non-Diversified Risk — The Fund is not “diversified” within the meaning of the 1940 Act. That means the Fund may invest a greater percentage of its assets in the securities of any single issuer compared to other funds. A non-diversified portfolio is generally more susceptible than a diversified portfolio to the risk that events or developments affecting a particular issuer or industry will significantly affect the Fund’s performance.

Portfolio Turnover Rate Risk — The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which are borne by the Fund and its shareholders and may also result in short-term capital gains taxable to shareholders.

Prepayment Risk — Mortgage-backed and asset-backed securities are sensitive to changes in the repayment patterns of the underlying securities, including the conversion, prepayment or redemption of the investments. If the principal payment on the underlying asset is repaid faster than the holder of the mortgage-backed or asset-backed security anticipates, the price of the security may fall, especially if the holder must reinvest the repaid principal at lower rates. When people start prepaying the principal on the collateral underlying a collateralized mortgage obligation (“CMOs”) (such as mortgages underlying a CMO), for example, some classes may retire substantially earlier than the stated maturity or final distribution dates.

Quantitative Investing Risk — Quantitative Investing Risk is the risk that securities selected according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Such models are based on assumptions of these and other market factors, and the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Fund’s portfolio.

Redemption and Lending Risk — The Fund participates in an interfund lending program (the “Program”) which enables a participating fund to lend cash directly to and borrow money from other participating funds for temporary purposes. The other participants in the Program are other mutual funds advised by the Adviser and its affiliates. Under the Program, all loans will be made by the Fund. There is risk that a borrowing fund could be unable to repay a loan when due, and a delay in repayment to the Fund could result in a lost opportunity and increase risk of the Fund experiencing a loss when meeting redemption requests if it is forced to sell securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders.

Redemption and Share Ownership Risk — The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. A majority of the Fund’s shares may be held by other mutual funds advised by the Adviser and its affiliates. It also is possible that some or all of these other mutual funds will decide to purchase or redeem shares of the Fund simultaneously or within a short period of time of one another in order to execute their asset allocation strategies. Accordingly, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Small Cap Risk — Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources,

THRIVENT CORE FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

and less competitive strength than larger companies. Such companies seldom pay significant dividends that could soften the impact of a falling market on returns.

Sovereign Debt Risk — Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

THRIVENT CORE FUNDS

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD *

		Income From Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
EMERGING MARKETS DEBT FUND
Year Ended 10/31/2019	$9.04	$0.44	$0.79	$1.23	$(0.44)	$–
Year Ended 10/31/2018	9.86	0.40	(0.82)	(0.42)	(0.40)	–
Year Ended 10/31/2017 (c)	10.00	0.05	(0.14)	(0.09)	(0.05)	–
INTERNATIONAL EQUITY FUND
Year Ended 10/31/2019	9.28	0.33	0.37	0.70	(0.30)	–
Year Ended 10/31/2018 (d)	10.00	0.31	(1.02)	(0.71)	(0.01)	–
LOW VOLATILITY EQUITY FUND
Year Ended 10/31/2019	10.54	0.24	1.72	1.96	(0.17)	(0.23)
Year Ended 10/31/2018 (e)	10.00	0.13	0.41	0.54	–	–
SHORT-TERM RESERVE FUND
Year Ended 10/31/2019	10.00	0.26	0.00	0.26	(0.26)	–
Year Ended 10/31/2018	10.00	0.20	0.00	0.20	(0.20)	0.00
Year Ended 10/31/2017	10.00	0.11	0.00	0.11	(0.11)	–
Year Ended 10/31/2016 (f)	10.00	0.03	0.00	0.03	(0.03)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.

(c)	Since inception, September 5, 2017.

(d)	Since inception, November 14, 2017.

(e)	Since inception, February 28, 2018.

(f)	Since inception, May 2, 2016.

*	All per share amounts have been rounded to the nearest cent.

**	Computed on an annualized basis for periods less than one year

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT CORE FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

RATIOS/SUPPLEMENTAL DATA

				Ratio to Average Net Assets**		Ratio to Average Net Assets Before Expenses Waived, Credited or Acquired Fund Fees and Expenses**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate
$(0.44)	$9.83	13.84%	$849.7	0.04%	4.63%	0.04%	4.63%	32%
(0.40)	9.04	(4.35)%	684.2	0.06%	4.38%	0.06%	4.38%	13%
(0.05)	9.86	(0.94)%	421.8	0.21%	3.48%	0.21%	3.48%	0%
(0.30)	9.68	7.99%	830.8	0.06%	3.54%	0.06%	3.54%	89%
(0.01)	9.28	(7.08)%	798.2	0.08%	3.42%	0.08%	3.42%	73%
(0.40)	12.10	19.42%	1,028.5	0.04%	2.19%	0.04%	2.19%	62%
–	10.54	5.40%	873.7	0.06%	1.88%	0.06%	1.88%	40%
(0.26)	10.00	2.59%	5,884.9	0.01%	2.55%	0.01%	2.55%	135%
(0.20)	10.00	2.01%	4,854.5	0.01%	1.99%	0.01%	1.99%	213%
(0.11)	10.00	1.12%	4,988.2	0.01%	1.11%	0.01%	1.11%	143%
(0.03)	10.00	0.32%	4,762.5	0.01%	0.67%	0.01%	0.67%	31%

The accompanying Notes to Financial Statements are an integral part of this statement.

ADDITIONAL INFORMATION

(Unaudited)

PROXY VOTING

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. The Trust files a report of how it voted proxies relating to portfolio securities on Form N-PX with the SEC. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 29 by calling 800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 29 at SEC.gov.

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

Through April 2019, the Trust filed its Schedule of Investments on Form N-Q with the SEC for the first and third quarters of each fiscal year. Beginning in April 2019, the Trust will no longer file Form N-Q and will begin filing Form N-PORT with the SEC. Part F of each Fund’s N-PORT filing for the first and third fiscal quarters will include the complete schedule of investments, which were previously filed on Form N-Q. Thrivent Money Market Fund is not included as part of Form N-PORT. The Trust’s most recent Schedule of Investments can be found at ThriventFunds.com or SEC.gov. You also may review and copy the Forms N-PORT-EX and N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 800-SEC-0330.

SHAREHOLDER NOTIFICATION OF FEDERAL TAX INFORMATION

Pursuant to IRC 852(b)(3) of the Internal Revenue Code, Core Low Volatility Equity Fund hereby designates $55,088 as long-term capital gains distributed during the year ended October 31, 2019, or if subsequently determined to be different, the net capital gain of such year.

Core Low Volatility Equity Fund designates 36% of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations and 37% as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 for the tax period ending October 31, 2019.

Core International Equity Fund designates 94% of dividends declared from net investment income as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 for the tax period ending October 31, 2019.

BOARD OF TRUSTEES AND OFFICERS

The following table provides information about the Trustees and Officers of the Trust. The Board is responsible for the management and supervision of the Funds’ business affairs and for exercising all powers except those reserved to the shareholders. Each Trustee oversees each of four series of the Trust and also serves as:

•	Trustee of Thrivent Mutual Funds, a registered investment company consisting of 23 funds that offer Class A and Class S shares.

•

Director of Thrivent Series Fund, Inc., a registered investment company consisting of 29 funds that serve as underlying funds for variable contracts issued by Thrivent Financial and separate accounts of insurance companies not affiliated with Thrivent Financial.

•

Trustee of Thrivent Cash Management Trust, a registered investment company consisting of one fund that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

David Royal also serves as Trustee of Thrivent Church Loan and Income Fund, a closed-end registered investment company for which the Adviser serves as investment adviser. None of the other Trustees serves on the board of Thrivent Church Loan and Income Fund.

The Trust, Thrivent Mutual Funds, Thrivent Series Fund, Inc., Thrivent Cash Management Trust, and Thrivent Church Loan and Income Fund are referred to herein as the “Fund Complex.” The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 800-847-4836.

Interested Trustees (1)(2)(3)(4)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David S. Royal (1971) 2016	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2017; VP, President, Mutual Funds, Thrivent Financial from 2015 to 2017; Vice President and Deputy General Counsel, Thrivent Financial from 2006 to 2015. Currently, Director of Children’s Cancer Research Fund and Board member of Twin Bridge Capital Partners; Director of Fairview Hospital Foundation until 2017.

Russell W. Swansen (1957) 2016	Retired; Senior Vice President and Chief Investment Officer, Thrivent Financial from 2003 to 2017. Board member of Twin Bridge Capital Partners, a registered investment advisory firm, since 2005.

Independent Trustees (2)(3)(4)(5)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Janice B. Case (1952) 2016	Retired. Independent Trustee of North American Electric Reliability Corporation (the electric reliability organization (“ERD”) for North America) since 2008.

Robert J. Chersi (1961) 2017	Founder of Chersi Services LLC (consulting firm) since 2014; Executive Director of Center for Global Governance, Reporting & Regulation and Adjunct Professor of Finance and Economics at Pace University since 2013; Helpful Executive in Reach in the Department of Accounting & Information Systems at Rutgers University since 2013. Director and member of the Audit and Risk Oversight Committees of E*TRADE Financial Corporation and Director of E*TRADE Bank since 2019; Lead Independent Director since 2019 and Director and Audit Committee Chair at Brightsphere Investment Group plc since 2016.

Marc S. Joseph (1960) 2016	Managing Director of Granite Ridge LLP (consulting and advisory firm) since 2009; Managing Director of Triangle Crest (private investing and consulting firm) since 2004.

Paul R. Laubscher (1956) 2016	Portfolio Manager for U.S. private real estate and private equity portfolios of IBM Retirement Funds.

James A. Nussle (1960) 2016	President and Chief Executive Officer of Credit Union National Association since September 2014; President and Chief Operating Officer of Growth Energy (trade association) from 2010 through August 2014; Director of Portfolio Recovery Associates (PRAA) since 2010; CEO of The Nussle Group LLC (consulting firm) since 2009. Advisory Board member of AVISTA Capital Partners (private equity firm) from 2010 to 2015.

BOARD OF TRUSTEES AND OFFICERS

Independent Trustees (2)(3)(4)(5)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Verne O. Sedlacek (1954) 2017	Chief Executive Officer of E&F Advisors LLC (consulting) since 2015; President & Chief Executive Officer of the Commonfund from 2003 to 2015. Trustee of Valparaiso University since 2015; Trustee of Museum of American Finance since 2015; Chairman of the Board of Directors of AGB Institutional Strategies from 2016 to 2019; Director of Association of Governing Boards of Universities and Colleges from 2007 to 2019.

Constance L. Souders (1950) 2016	Retired.

BOARD OF TRUSTEES AND OFFICERS

Executive Officers (2)(4)

Name (Year of Birth) Position Held With Trust	Principal Occupation(s) During the Past Five Years
David S. Royal (1971) Trustee, President and Chief Investment Officer	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2017; VP, President, Mutual Funds, Thrivent Financial from 2015 to 2017; Vice President and Deputy General Counsel, Thrivent Financial from 2006 to 2015.

Gerard V. Vaillancourt (1967) Treasurer and Principal Accounting Officer	Vice President and Mutual Funds Chief Financial Officer, Thrivent Financial since 2017; Vice President, Mutual Fund Accounting, Thrivent Financial from 2006 to 2017.

Michael W. Kremenak (1978) Secretary and Chief Legal Officer	Vice President, Thrivent Financial since 2015; Senior Counsel, Thrivent Financial from 2013 to 2015.

Edward S. Dryden (1965) Chief Compliance Officer	Vice President, Chief Compliance Officer - Thrivent Funds, Thrivent Financial since 2018; Director, Chief Compliance Officer - Thrivent Funds, Thrivent Financial from 2010 to 2018.

Monica L. Kleve (1969) Vice President	Vice President, Investment Operations, Thrivent Financial since 2019; Director, Investments Systems and Solutions, Thrivent Financial since 2002.

Kathleen M. Koelling (1977) Privacy Officer (6)	Vice President, Deputy General Counsel, Thrivent Financial since 2018; Vice President, Managing Counsel, Thrivent Financial from 2016 to 2018; Privacy Officer, Thrivent Financial since 2011; Anti-Money Laundering Officer, Thrivent Financial from 2011 to 2019; Senior Counsel, Thrivent Financial from 2002 to 2016.

Sharon K. Minta (1973) Anti-Money Laundering Officer (6)	Director, Compliance, Anti-Money Laundering Officer and Manager of Identity Theft and Customer Fraud/Special Investigations Unit, Thrivent Financial since 2019; Compliance Manager, Anti-Money Laundering, Customer Fraud/Special Investigations Unit and Identity Theft programs, Thrivent Financial from 2014 to 2019.

Kathryn A. Stelter (1962) Vice President	Vice President, Mutual Funds Chief Operations Officer, Thrivent Financial since 2017; Director, Mutual Fund Operations, Thrivent Financial from 2014 to 2017; Director, Mutual Fund Operations at Hartford Funds from 2006 to 2014.

Troy A. Beaver(1967) Vice President	Vice President, Mutual Funds Marketing & Distribution, Thrivent Financial since 2015; Vice President, Marketing, American Century Investments from 2006 to 2015.

Jill M. Forte (1974) Assistant Secretary	Senior Counsel, Thrivent Financial since 2017; Counsel, Thrivent Financial from 2015 to 2017; Associate Counsel, Ameriprise Financial, Inc. from 2013 to 2015.

John D. Jackson (1977) Assistant Secretary	Senior Counsel, Thrivent Financial since 2017; Associate General Counsel, RBC Global Asset Management (US) Inc. from 2011 to 2017.

Sarah L. Bergstrom (1977) Assistant Treasurer	Head of Mutual Fund Accounting, Thrivent Financial since 2017; Director, Fund Accounting Administration, Thrivent Financial from 2007 to 2017.

(1)

“Interested person” of the Trust as defined in the 1940 Act by virtue of a position with Thrivent Financial. Mr. Royal is considered an interested person because of his principal occupation with Thrivent Financial. Mr. Swansen is considered an interested person because of his past occupation with Thrivent Financial.

(2)

Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified. Officers serve at the discretion of the Board until their successors are duly appointed and qualified.

(3)	Each Trustee, other than Mr. Royal, oversees 57 portfolios. Mr. Royal oversees 58 portfolios.
(4)	The address for each Trustee and Officer unless otherwise noted is 625 Fourth Avenue South, Minneapolis, MN 55415.
(5)	The Trustees, other than Mr. Royal and Mr. Swansen, are not “interested persons” of the Trust and are referred to as “Independent Trustees.”
(6)	The address for this Officer is 4321 North Ballard Road, Appleton, Wl 54913.

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This report is submitted for the information of shareholders of Thrivent Core Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by the

current prospectus for Thrivent Core Funds, which contains more complete information about the Trust, including investment

objectives, risks, charges and expenses.

Item 2.	Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that Robert J. Chersi, an independent trustee, is the Audit Committee Financial Expert.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees

The aggregate fees billed by registrant’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for each of the last two fiscal years for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $115,196 for the year ended October 31, 2018 and $79,900 for the year ended October 31, 2019.

(b)	Audit-Related Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for assurance and other services that are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a) were $0 for the year ended October 31, 2018 and $0 for the year ended October 31, 2019. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for assurance and other services directly related to the operations and financial reporting of registrant were $3,515 for the year ended October 31, 2018 and $29,000 for the year ended October 31, 2019. The 2018 payments were for review of SEC comment letter. The 2019 payments were for Thrivent Municipal Bond Fund amortization review.

(c)	Tax Fees

The aggregate tax fees PwC billed to registrant for each of the last two fiscal years for tax compliance, tax advice and tax planning services were $6,938 for the year ended October 31, 2018 and $25,770 for the year ended October 31, 2019. These fees include payments for tax return compliance services, excise distribution review services and other tax related matters. The aggregate tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for services directly related to the operations and financial reporting of registrant were $0 for the year ended October 31, 2018 and $0 for the year ended October 31, 2019.

(d)	All Other Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for products and services provided, other than the services reported in paragraphs (a) through (c) of this item, were $0 for the years ended October 31, 2018 and October 31, 2019. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for products and services provided, other than the services reported in paragraphs (a) through (c) of this item, were $23,550 for the year ended October 31, 2018 and $14,220 for the year ended October 31, 2019. The 2018 and 2019 payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards and for fees related to the merger of certain series of Thrivent Mutual Funds and/or certain series of Thrivent Series Fund, Inc. These figures are also reported in response to item 4(g) below.

(e)

Registrant’s audit committee charter provides that the audit committee (comprised of the independent Trustees of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or an affiliate of registrant. In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f)

Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended October 31, 2019 were for work performed by persons other than full-time permanent employees of PwC.

(g)

The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years ending October 31, 2018 and October 31, 2019 were $23,550 and $14,220 respectively. These figures are also reported in response to item 4(d) above.

(h)

Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Investments

(a)	Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

(b)	Not applicable to this filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees implemented after the registrant last provided disclosure in response to this Item.

Item 11.	Controls and Procedures

(a) Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13.	Exhibits

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: See EX-99.CODE attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4) Change in the registrant’s independent public accountant: Not applicable

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See EX-99.906CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 30, 2019	THRIVENT CORE FUNDS

	By:	/s/ David S. Royal
David S. Royal
President and Chief Investment Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 30, 2019	By:	/s/ David S. Royal
David S. Royal
President and Chief Investment Officer
(principal executive officer)

Date: December 30, 2019	By:	/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer and Principal Accounting Officer
(principal financial officer)